SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934


Filed by the Registrant |X|
Filed by a party other than the Registrant |_|

Check the appropriate box:
|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-12

                               CANNAPHARMARX, INC.
 -------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

 -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

X    No fee required

__   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

          (1)  Title of each class of securities to which transaction applies:

          (2)  Aggregate number of securities to which transaction applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          (4)  Proposed maximum aggregate value of transaction:

          (5)  Total fee paid:

__   Fee paid previously with preliminary materials.

__ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:

          (2)  Form, Schedule or Registration Statement No.:

          (3)  Filing Party:

          (4)  Date Filed:

                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                               AND PROXY STATEMENT



                Date:           December 5, 2014

                Time:           10:00 a.m., Eastern Standard Time

                Place:          1 Collins Drive
                                Salem Business Center
                                Carneys Point, NJ  08069-3640
                                (720) 939-1133

                               CANNAPHARMARX, INC.
                                 1 Collins Drive
                              Salem Business Center
                          Carneys Point, NJ 08069-3640
                                 (720) 939-1133

               NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
                                DECEMBER 5, 2014

Dear Stockholder of CannaPharmaRx, Inc.:

NOTICE IS HEREBY GIVEN that an Annual Meeting of Shareholders (the "Meeting") of CannaPharmaRx, Inc., a Delaware corporation (the "Company"), will be held at the offices of the Company located at 1 Collins Drive, Salem Business Center,
Carneys Point, NJ 08069-3640, on December 5, 2014, at 10:00 a.m., Eastern Standard Time, for the following purposes:

     1. To elect five persons to the Board of Directors to hold office until the next annual meeting of shareholders and qualification of their respective successors.

     2. To ratify the appointment of our Auditors, KLJ & Associates, LLP, for the fiscal year ending December 31, 2014.

     3. To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any such other business.

All shareholders are invited to attend the Annual Meeting. Shareholders of record at the close of business on October 31, 2014, the record date, fixed by the Board of Directors, are entitled to notice of and to vote at the meeting. A complete list of shareholders entitled to notice of and to vote at the meeting will be open for examination by shareholder beginning 10 days prior to the meeting for any purpose germane to the meeting during normal business hours at the offices of the Company, 1 Collins Drive, Salem Business Center, Carneys Point, NJ 08069-3640.

                             YOUR VOTE IS IMPORTANT

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. HOWEVER, TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING, PLEASE SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS (1) OVER THE INTERNET OR (2) BY MAIL. FOR SPECIFIC INSTRUCTIONS REGARDING HOW TO VOTE, PLEASE REFER TO PAGE 4 OF THIS PROXY STATEMENT OR THE INSTRUCTIONS ON THE PROXY AND VOTING INSTRUCTION CARD. SUBMITTING A PROXY OR VOTING INSTRUCTIONS WILL NOT PREVENT YOU FROM ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON, IF YOU SO DESIRE, BUT WILL HELP US SECURE A QUORUM AND REDUCE THE EXPENSE OF ADDITIONAL PROXY SOLICITATION.

Dated: November 21, 2014        By order of the Board of Directors,



                                /s/ Gerry Crocker
                                ------------------------------------
                               Gerry Crocker, CEO

                                 PROXY STATEMENT

                               CANNAPHARMARX, INC.
                                 1 Collins Drive
                              Salem Business Center
                          Carneys Point, NJ 08069-3640
                                 (720) 939-1133


                                 ANNUAL MEETING
                                       OF
                             SHAREHOLDERS TO BE HELD
                                DECEMBER 5, 2014


       Important notice regarding the availability of proxy materials for the annual stockholder meeting to be held on
                December 5, 2014. The proxy statement and annual
                  report to security holders are available at:
                        http://www.iproxydirect.com/GDHC


                     SOLICITATION AND REVOCABILITY OF PROXY

This proxy statement ("Proxy Statement") and the accompanying proxy ("Proxy") is furnished in connection with the solicitation by the Board of Directors (the "Board") of CannaPharmaRx, Inc., a Delaware corporation (the "Company"), for use at an Annual Meeting of Shareholders (the "Annual Meeting") to be held at the offices of the Company at 1 Collins Drive, Salem Business Center, Carneys Point, NJ 08069-3640 on December 5, 2014 at 10:00 a.m., Eastern Standard Time, and for any postponement or adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

The Company will bear the cost of solicitation of proxies. In addition to the solicitation of proxies by mail, certain officers, agents and employees of the Company, without extra remuneration, may also solicit proxies personally by telephone, telefax or other means of communication. In addition to mailing copies of this material to shareholders, the Company may request persons, and reimburse them for their expenses in connection therewith, who hold stock in their names or custody or in the names of nominees for others, to forward such material to those persons for whom they hold stock of the Company and to request their authority for execution of the proxies.

A shareholder who has given a Proxy may revoke it at any time prior to its exercise by giving written notice of such revocation to the Secretary of the Company, executing and delivering to the Company a letter dated Proxy reflecting contrary instructions or appearing at the Annual Meeting and voting in person.

The mailing address of the Company's principal executive office is 1 Collins Drive, Salem Business Center, Carneys Point, NJ 08069-3640.

                  SHARES OUTSTANDING, VOTING RIGHTS AND PROXIES

Holders of shares of the Company's common stock, (the "Common Stock") of record at the close of business on October 31, 2014 (the "Record Date") are entitled to vote at the Annual Meeting or any postponement or adjournment thereof. On the Record Date there were issued and outstanding 17,504,407 shares of Common Stock. Each outstanding share of Common Stock is entitled to one vote.

You can vote at the Annual Meeting in any of the following ways.

     o You can attend the Annual Meeting and vote in person.

     o You can sign and return an appointment of proxy (proxy card) in the form enclosed with this proxy statement and appoint the persons named on the proxy card to vote your shares for you at the meeting, or you can validly appoint another person to vote your shares for you.

     o You can appoint the Proxies to vote your shares for you by going to our Internet website (http://www.iproxydirect.com/gdhc) and entering the Control ID and Request ID on the Proxy Card you received in the mail, and then following the instructions you will be given. You may vote by Internet until 11:59 p.m. Eastern Standard Time on December 5, 2014, which is the day before the Annual Meeting date. If you vote by Internet, you need not sign and return a proxy card. You will be appointing the Proxies to vote your shares on the same terms and with the same authority as if you marked, signed and returned a proxy card. The authority you will be giving the Proxies is described below and in the proxy card enclosed with this proxy statement.

The holders of a majority of the outstanding shares of the Company entitled to vote on the matters proposed herein, present in person or by Proxy, shall constitute a quorum at the Annual Meeting. The approval of a majority of the outstanding shares of Common Stock present in person or represented by Proxy, assuming a quorum at the Annual Meeting, is required for the adoption of the matters proposed herein.

The form of Proxy solicited by the Board affords shareholders the ability to specify a choice among approval of, disapproval of, or abstention with respect to, each matter to be acted upon at the Annual Meeting. Shares of Common Stock represented by the Proxy will be voted, except as to matters with respect to which authority to vote is specifically withheld. Where the solicited shareholder indicates a choice on the form of Proxy with respect to any matter to be acted upon, the shares will be voted as specified. Abstentions and broker non-votes will not have the effect of votes in opposition to a director or "against" any other proposal to be considered at the Annual Meeting.

The person named as proxy is Gerry Crocker, CEO. All shares of Common Stock represented by properly executed proxies which are returned and not revoked will be voted in accordance with the instructions, if any, given therein. If no instructions are provided in a Proxy, the shares of Common Stock represented by your Proxy will be voted FOR the approval of all Proposals at the Annual Meeting.

                 INTEREST OF PERSONS IN MATTERS TO BE ACTED UPON

None. No director or shareholder owning 10% or more of the outstanding shares has indicated her or his intent to oppose any action to be taken at the meeting. No officer or director or shareholder has any interest in any matter to be voted upon.

                                   RECORD DATE

Stock transfer records will remain open. October 31, 2014 shall be the record date for determining shareholders entitled to vote and receive notice of the meeting.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

The following table sets forth information as of November 19, 2014, with respect to the shares of common stock of the Company owned by (i) owners of more than 5% of the outstanding shares of common stock, (ii) each director of the Company, (and nominees) and (iii) all directors and officers of the Company as a group. Unless otherwise indicated, all shares are held by the person named and are subject to sole voting and investment by such person.

As of November 19, 2014, there are currently 100,000,000 common shares authorized and 17,504,407 shares are issued and outstanding.

--------------- --------------------------------- -------------------- ---------
                                                   AMOUNT AND NATURE   PERCENT
                 NAME AND ADDRESS OF BENEFICIAL      OF BENEFICIAL     OF CLASS
TITLE OF CLASS               OWNER (1)                   OWNER (4)       (2)
--------------- --------------------------------- -------------------- ---------
Common shares   Gerry Crocker, CEO                          1,250,000      9.6%
                and Director (4)
--------------- --------------------------------- -------------------- ---------
Options (3)                                                   750,000     12.5%
--------------- --------------------------------- -------------------- ---------
Common shares   Gary Herick, CFO and Director               2,250,000     17.3%
                (4)
--------------- --------------------------------- -------------------- ---------
Options (3)                                                   750,000     18.8%
--------------- --------------------------------- -------------------- ---------
Common shares   James Smeeding, Director (4)                1,250,000      9.6%
--------------- --------------------------------- -------------------- ---------
Options (3)                                                   750,000     12.5%
--------------- --------------------------------- -------------------- ---------
Common shares   Robert "Bo" Liess, Director (4)               800,000      6.2%
--------------- --------------------------------- -------------------- ---------
Common shares   Mathew Sherwood, Vice President
                of Product Development and                  1,000,000      7.7%
                Director (4)
--------------- --------------------------------- -------------------- ---------
Options (3)                                                   250,000      9.0%
--------------- --------------------------------- -------------------- ---------
Common shares   Gary Cohen, Director                                0        0%
--------------- --------------------------------- -------------------- ---------
Common shares   CannaPharmaRx, Inc., a Colorado            10,421,120     59.5%
                Corporation (5)
--------------- --------------------------------- -------------------- ---------
COMMON SHARES   ALL DIRECTORS AND EXECUTIVE                 6,550,000     50.4%
                OFFICERS AS A GROUP (6 PERSONS)
                (NOT INCLUDING UNVESTED OPTIONS)
--------------- --------------------------------- -------------------- ---------


(1) Unless otherwise indicated, the address is 1 Collins Drive, Suite 100, Salem Business Center, Carneys Point, NJ 08069-3640.
(2) Based upon 17,504,407 common shares deemed issued and outstanding on a fully diluted basis.
(3) Subject to Vesting pursuant to Employment Contracts and the 2014 Stock Option and Award Plan and assumes all options are vested and exercised contingent on future events.
(4) For disclosure purposes only, each person listed with this footnote may be deemed a beneficial owner and has entered into a Share Exchange Agreement subject to completion of certain matters, and the ownership shown assumes the completion of the Exchange, which is not assured and may never happen.
(5) Current holder of shares subject to the Plan of Merger and Share Exchange Agreement.

Rule 13d-3 under the Securities Exchange Act of 1934 governs the determination of beneficial ownership of securities. That rule provides that a beneficial owner of a security includes any person who directly or indirectly has or shares voting power and/or investment power with respect to such security. Rule 13d-3 also provides that a beneficial owner of a security includes any person who has the right to acquire beneficial ownership of such security within sixty days, including through the exercise of any option, warrant or conversion of a security. Any securities not outstanding which are subject to such options, warrants or conversion privileges are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person. Those securities are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.

                                  COMPENSATION

EXECUTIVE AND DIRECTORS COMPENSATION

The following table sets forth the compensation accrued or paid to officers for the fiscal years ended December 31, 2013, 2012 and 2011.

                                         SUMMARY EXECUTIVE COMPENSATION TABLE
                                                     IN DOLLARS
------------------ -------- --------- ------- ------- -------- ------------- ------------- ---------- ----------
                                                                Non-equity   Non-qualified
                                                                incentive      deferred       All
                                              Stock   Option       plan      compensation    other
 Name & Position             Salary   Bonus   awards  awards   compensation    earnings   compensation  Total
       (1)          Year      ($)      ($)     ($)      ($)        ($)           ($)          ($)        ($)
------------------ -------- --------- ------- ------- -------- ------------- ------------- ---------- ----------
David J. Cutler    2013     $60,000     0       0        0          0             0            0       $60,000
(2), Former CEO    2012     $60,000     0       0        0          0             0            0       $60,000
and CFO            2011     $60,000     0       0        0          0             0            0       $60,000
------------------ -------- --------- ------- ------- -------- ------------- ------------- ---------- ----------

(1) Messrs. Crocker, Herick, Cohen and Sherwood were appointed as officers in 2014.
(2)  Resigned May 9, 2014

                              DIRECTOR COMPENSATION

The following table sets forth certain information concerning compensation paid to our directors for services as directors, but not including compensation for services as officers reported in the "Summary Executives Compensation Table" during the year ended December 31, 2013:

----------- ------ -------- --------- --------- ---------------- --------------- --------------- ----------
                    FEES
                   EARNED
                     OR                                           NON-QUALIFIED
                    PAID                           NON-EQUITY        DEFERRED
                     IN       STOCK    OPTION    INCENTIVE PLAN    COMPENSATION     ALL OTHER
                    CASH      AWARDS   AWARDS     COMPENSATION       EARNINGS      COMPENSATION    TOTAL
 NAME (1)   YEAR     ($)       ($)      ($)           ($)             ($)             ($)           ($)
----------- ------ -------- --------- --------- ---------------- --------------- --------------- ----------
David J.    2013         0         0         0                0               0     $60,000 (1)    $60,000
Cutler
(2) (3)
----------- ------ -------- --------- --------- ---------------- --------------- --------------- ----------
Redgie      2013         0         0         0                0               0               0          0
Green (3)
----------- ------ -------- --------- --------- ---------------- --------------- --------------- ----------

(1) Messrs. Crocker, Herick, Smeeding, Liess, Sherwood and Cohen were appointed Directors of the Company in 2014.

(2) Mr. Cutler received or accrued cash compensation for his services as the Chief Executive Officer and Chief Financial Officer of the Company.

(3)  Resigned as Director effective May 31, 2014

The term of office for each Director is one (1) year, or until his/her successor is elected at our Company's annual meeting and qualified. The term of office for each Officer of our Company is at the pleasure of the Board of Directors.

The Board of Directors has no nominating, auditing committee or a compensation committee. Therefore, the selection of person or election to the Board of Directors was neither independently made nor negotiated at arm's length.

                  OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

Not Applicable.

There were no grant of stock options to the Chief Executive Officer and other named executive officers during the fiscal years ended December 31, 2013, 2012 and 2011.

EMPLOYMENT AGREEMENTS

We have employment/consultant agreements as of November 2014, with our key officers, as listed below. Described below are the compensation packages our Board approved for our executive officers. The compensation agreements were approved by our board based upon recommendations conducted by the board.


                NAME                         OPTIONS (1)     ANNUAL COMPENSATION
------------------------------------------ ---------------- --------------------
Gerry Crocker, CEO and Director                750,000            $150,000

Gary Herick, CFO and Director                  750,000            $150,000

James Smeeding, Executive Vice President,
Professional Services and Director             750,000            $150,000

Robert "Bo" Liess, Director                       0                  $0

Mathew Sherwood, Vice President of Product
Development and Director                       250,000            $150,000
------------------------------------------
(1) Subject to vesting over 3 years, one-third for each year of services, exercisable @ $1.00 per year.


                               BOARD OF DIRECTORS

COMMITTEES AND MEETINGS

The Board did not hold any formal meetings during the fiscal year ended December 31, 2013, and took actions by unanimous consent, as necessary.

In the ordinary course of business, the board of directors maintains a compensation committee and an audit committee.

The primary function of the compensation committee is to review and make recommendations to the board of directors with respect to the compensation, including bonuses, of our officers and to administer the grants under our stock option plan.

The functions of the audit committee are to review the scope of the audit procedures employed by our independent auditors, to review with the independent auditors our accounting practices and policies and recommend to whom reports should be submitted, to review with the independent auditors their final audit reports, to review with our internal and independent auditors our overall accounting and financial controls, to be available to the independent auditors during the year for consultation, to approve the audit fee charged by the independent auditors, to report to the board of directors with respect to such matters and to recommend the selection of the independent auditors.

In the absence of a separate audit committee our Board of Directors functions as audit committee and performs some of the same functions of an audit committee, such as recommending a firm of independent certified public accountants to audit the annual financial statements; reviewing the independent auditors independence, the financial statements and their audit report; and reviewing management's administration of the system of internal accounting controls.

LIMITATION ON LIABILITY AND INDEMNIFICATION

As permitted by the Delaware General Corporation Law, the personal liability of its directors for monetary damages for breach or alleged breach of their duty of care is very limited. In addition, as permitted by the Delaware General Corporation Law, the Bylaws of the Company provide generally that the Company shall indemnify its directors and officers to the fullest extent permitted by Delaware law, including those circumstances in which indemnification would otherwise be discretionary.

The Company has agreed to indemnify each of its directors and executive officers to provide the maximum indemnity allowed to directors and executive officers by the Delaware General Corporation Law and the Bylaws, as well as certain additional procedural protections. In addition, the indemnification agreements provide generally that the Company will advance expenses incurred by directors and executive officers in any action or proceeding as to which they may be indemnified.

The indemnification provision in the Bylaws, and the indemnification agreements entered into between the Company and its directors and executive officers, may be sufficiently broad to permit indemnification of the officers and directors for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act").

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

                                  ANNUAL REPORT

Reference is made to the financial statements and other information included in the Company's Annual Report on Form 10-K for the period ended December 31, 2013 (as filed with the Securities and Exchange Commission on May 19, 2014), which is incorporated herein by reference and attached as Exhibit "A". The Annual Report can also be viewed at www.sec.gov or www.iproxydirect.com/GDHC. The Form 10-K is not considered a part of this Proxy Statement.

Upon Request, the Company undertakes to provide to you, without charge, upon a written or oral request by you and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any exhibit to the Form 10-K as listed thereon. Written requests for such report should be addressed to the offices of CannaPharmaRx, Inc., 1 Collins Drive, Salem Business Center, Carneys Point, NJ 08069-3640.

                         BOARD OF DIRECTORS AND OFFICERS

The persons listed below are Officers and/or the members of the Board of Directors as of November 19, 2014. All of them, except Gary Cohen, are nominees for Director for the following term.

Name                   Age   Position
---------------------  ----- -----------------------------------------------

Gerry Crocker          57    Chief Executive Officer
Gary Herick            51    Chief Financial Officer and Director
Mathew Sherwood        37    VP Product Development, and Director
James Smeeding         64    Director
Robert "Bo" Liess      58    Director
Gary Cohen             54    Director
---------------------

The directors of the Company hold office until the next annual meeting of the shareholders and until their successors have been duly elected and qualified. The officers of the Company are elected at the annual meeting of the Board of Directors and hold office until their successors are chosen and qualified or until their death, resignation, or removal. The Company presently has no executive committee.

The principal occupations of each director and officer of the Company for at least the past five years are as follows:

GERRY CROCKER, CHIEF EXECUTIVE OFFICER SINCE MAY 9, 2014 AND DIRECTOR SINCE SEPTEMBER 23, 2014
--------------------------------------------------------------------------------

Mr. Crocker, age 57, served as CEO of Community Specialty Pharmacy Network, Inc. from May 2010 until January 2013. From October 2007 through April 2010, Mr. Crocker served as CEO of CARE Pharmacies, Inc. From August 2002 until October 2007, Mr. Crocker worked with Cardinal Health, Inc. first as Vice President of Retail National Accounts, then Vice President of Retail Sales East Group and lastly as Vice President of Retail and Alternate Care Northeast Area. Mr. Crocker attended the Northern Michigan University where he obtained a BS in Administration in 1980.

Mr. Crocker enhances the Board of Directors with his experience as a chief executive in the specialty pharmacy industry as well as a senior executive at a Fortune 17 company.

GARY HERICK, CHIEF FINANCIAL OFFICER, CONTROLLER AND DIRECTOR SINCE MAY 9, 2014
-------------------------------------------------------------------------------

Mr. Herick, age 51, has been a licensed Securities Representative since 1985, involved in different aspects of the business including: IPO's, Retail Accounts, Investment Advisory Accounts, Commodities, Alternative Investments and Venture Capital Funding. He currently serves as Vice President of Finance, Secretary and a Director of Hinto Energy, Inc. From 2001 to 2005, he handled accounts as a Registered Investment Advisor specializing in Alternative Investments and Stock Analysis for managed accounts with Herick Asset Management.

Mr. Herick enhances the Board of Directors with not only his securities background, but also provides the Board with his knowledge and experience in venture capital.

MATHEW SHERWOOD, VICE PRESIDENT OF PRODUCT DEVELOPMENT AND DIRECTOR SINCE OCTOBER 23, 2014
--------------------------------------------------------------------------------

Mathew Sherwood, age 37, has more than 20 years of experience in healthcare, both in private practice and as a consultant. Mr. Sherwood worked as a board-certified optician as well as a consultant in both practice management and optical laboratory solutions. As an optician, Mr. Sherwood developed solutions for ophthalmic lens manufacturing and high-performance prescription applications. For most of the last decade Mathew has turned his focus to medical cannabis solutions, developing a variety of cannabis-based medicines and has a deep understanding of the potential of cannabis products through his registration as a cannabis caregiver in Colorado. Mr. Sherwood specializes in extraction technologies, development of new cannabis strains and the design and manufacturing of delivery systems. He pursued non-degree courses of study in biology at Carl Sandberg College and Knox College. Mr. Sherwood received his board certification as an optician from the American Board of Opticianry. (1998)

JAMES SMEEDING, DIRECTOR SINCE JUNE 1, 2014
-------------------------------------------

Mr. Smeeding, RPh, MBA, age 64, Vice President of Professional Services for CannaPharmaRx, is also the executive director of the National Association of Specialty Pharmacy (NASP) as well as a board member of the National Association of Cannabis Pharmacy (NACP). Over the past 40 years his practice orientation has been in hospital pharmacy, clinical services design, home infusion therapy, managed care services, disease management and specialty pharmacy. He is a skilled corporate pharmaceutical executive having developed and led five successful companies through initial funding to sale. Mr. Smeeding is a consultant to clients in a broad spectrum of pharmacy affairs, as well as pharmaceutical and medical device companies. His pharmacy degree is from the University of Buffalo and his MBA from the University of Texas. Mr. Smeeding graduated with a pharmacy degree from the University of Buffalo (1972) and earned his MBA degree at the University of Texas. (1989)

ROBERT "BO" LIESS, DIRECTOR SINCE JUNE 1, 2014
----------------------------------------------

Mr. Liess, age 58, has served as Executive Vice President of Choice HR from 2013 until present. From 2008 until 2013, he was an independent investor in various start-up businesses from banks to energy and related businesses. In 2001, Mr. Liess started, owned and operated Professional Employer Plans until he sold the company in 2008. Mr. Liess graduated from Gettysburg College with an academic emphasis on Political Science. (1977)

GARY COHEN, DIRECTOR SINCE MAY 9, 2014
--------------------------------------

Mr. Cohen, age 54, is a healthcare business executive with over 30 years of experience in Pharmacy and Pharmacy related organizations including: Retail & Chain Pharmacy Management, Healthcare Publishing, Pharmacy Continuing Education, and Certification Boards. His most recent position was Publisher of Specialty Pharma Journal, a journal servicing the Specialty Pharmacy Channel. He is currently serving as acting Executive Director for the Specialty Pharmacy Certification Board (since 2012), and is the CEO and one of the Founders of the National Association of Specialty Pharmacy (NASPRx.org). Prior to Specialty Pharma Journal, he was CEO of Synergy Healthcare Communications from 1999 to 2005, a full service Managed Markets Communications Agency. He also launched Pharmacy Powerx-Pak, a Pharmacy Education provider. He is a graduate of the Arnold & Marie Schwartz College of Pharmacy of Long Island University in 1981 and is currently licensed to practice pharmacy in the State of Florida.

Mr. Cohen enhances the Board of Directors with not only his healthcare background, but also provides the Board with his knowledge and experience in pharmacy related organizations.

                                    AUDITORS

KLJ & Associates, LLP ("KLJ") is the Company's current principal auditing accountant firm. On January 20, 2014, the Company retained KLJ & Associates, LLP after it was informed by Ronald Chadwick, P.C. that it was terminating its services as the Company's independent registered public accounting firm.

The Company's Board of Directors has considered whether the provisions of audit services are compatible with maintaining KLJ's independence. The engagement of our independent registered public accounting firm was approved by our Board of Directors prior to the start of the audit of our consolidated financial statements for the year ended December 31, 2014.

The following table represents aggregate fees billed to the Company for the years ended December 31, 2013 and December 31, 2012 by Ronald Chadwick, P.C.

                   Year Ended December 31,
                     2013          2012
                   --------      --------
Audit Fees          $3,250        $3,250

Tax Fees                 0             0

All Other Fees      $4,500        $4,500
                   --------      --------
Total Fees          $7,750        $7,750
                   ========      ========

All audit work was performed by the auditors' full time employees.

                    INFORMATION RELATING TO VARIOUS PROPOSALS

                                   PROPOSAL #1

TO ELECT FIVE PERSONS TO THE BOARD OF DIRECTORS TO HOLD OFFICE UNTIL THE NEXT ANNUAL MEETING OF SHAREHOLDERS AND QUALIFICATION OF THEIR RESPECTIVE SUCCESSORS.

The Board has nominated five (5) persons as directors. At this Annual Meeting, a Board of five (5) directors will be elected. Except as set forth below, unless otherwise instructed, the proxy holders will vote the proxies received by them for Management's nominees named below.

All of the nominees are presently directors of the Company. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders, until resignation, or until a successor has been elected and qualified.

We do not currently maintain a nominating committee on our Board of Directors. Rather, all of the directors on the Company's board of directors at any given time participate in identifying qualified director nominees, and recommending such persons to be nominated for election to the Board at each annual meeting of our stockholders. As a result, our Board has not found it necessary to have a separate nominating committee. However, the Board may form a nominating committee for the purpose of nominating future director candidates.

Usually, nominees for election to the Board are proposed by our existing directors. In identifying and evaluating individuals qualified to become Board members, our current directors will consider such factors as they deem appropriate to assist in developing a board of directors and committees thereof that are diverse in nature and comprised of experienced and seasoned advisors. Our Board of Directors has not adopted a formal policy with regard to the consideration of diversity when evaluating candidates for election to the Board. However, our Board believes that membership should reflect diversity in its broadest sense, but should not be chosen nor excluded based on race, color, gender, national origin or sexual orientation. In this context, the Board does consider a candidate's experience, education, industry knowledge and, history with the Company, and differences of viewpoint when evaluating his or her qualifications for election the Board. In evaluating such candidates, the Board seeks to achieve a balance of knowledge, experience and capability in its composition. In connection with this evaluation, the Board determines whether to interview the prospective nominee, and if warranted, one or more directors interview prospective nominees in person or by telephone.

The proxies solicited hereby cannot be voted for a number of persons greater than the number of nominees named below. The Articles of Incorporation of the Company does not permit cumulative voting. A plurality of the votes of the holders of the outstanding shares of Common Stock represented at a meeting at which a quorum is presented may elect directors.

THE DIRECTORS NOMINATED BY MANAGEMENT ARE:

------------------------ ---------------------- -------------------------
Gerry Crocker            Gary Herick            James Smeeding
------------------------ ---------------------- -------------------------
------------------------ ----------------------
Robert Liess             Mathew Sherwood
------------------------ ----------------------

The biographical information of all Director Nominees are as follows:

GERRY CROCKER, CHIEF EXECUTIVE OFFICER SINCE MAY 9, 2014 AND DIRECTOR SINCE SEPTEMBER 23, 2014
--------------------------------------------------------------------------------

Mr. Crocker, age 57, served as CEO of Community Specialty Pharmacy Network, Inc. from May 2010 until January 2013. From October 2007 through April 2010, Mr. Crocker served as CEO of CARE Pharmacies, Inc. From August 2002 until October 2007, Mr. Crocker worked with Cardinal Health, Inc. first as Vice President of Retail National Accounts, then Vice President of Retail Sales East Group and lastly as Vice President of Retail and Alternate Care Northeast Area. Mr. Crocker attended the Northern Michigan University where he obtained a BS in Administration in 1980.

Mr. Crocker enhances the Board of Directors with his experience as a chief executive in the specialty pharmacy industry as well as a senior executive at a Fortune 17 company.

GARY HERICK, CHIEF FINANCIAL OFFICER, CONTROLLER AND DIRECTOR SINCE MAY 9, 2014
-------------------------------------------------------------------------------

Mr. Herick, age 51, has been a licensed Securities Representative since 1985, involved in different aspects of the business including: IPO's, Retail Accounts, Investment Advisory Accounts, Commodities, Alternative Investments and Venture Capital Funding. He currently serves as Vice President of Finance, Secretary and a Director of Hinto Energy, Inc. From 2001 to 2005, he handled accounts as a Registered Investment Advisor specializing in Alternative Investments and Stock Analysis for managed accounts with Herick Asset Management.

Mr. Herick enhances the Board of Directors with not only his securities background, but also provides the Board with his knowledge and experience in venture capital.

JAMES SMEEDING, DIRECTOR SINCE JUNE 1, 2014
-------------------------------------------

Mr. Smeeding, RPh, MBA, age 64, Vice President of Professional Services for CannaPharmaRx, is also the executive director of the National Association of Specialty Pharmacy (NASP) as well as a board member of the National Association of Cannabis Pharmacy (NACP). Over the past 40 years his practice orientation has been in hospital pharmacy, clinical services design, home infusion therapy, managed care services, disease management and specialty pharmacy. He is a skilled corporate pharmaceutical executive having developed and led five successful companies through initial funding to sale. Mr. Smeeding is a consultant to clients in a broad spectrum of pharmacy affairs, as well as pharmaceutical and medical device companies. His pharmacy degree is from the University of Buffalo and his MBA from the University of Texas. Mr. Smeeding graduated with a pharmacy degree from the University of Buffalo (1972) and earned his MBA degree at the University of Texas. (1989)

ROBERT "BO" LIESS, DIRECTOR SINCE JUNE 1, 2014
----------------------------------------------

Mr. Liess, age 58, has served as Executive Vice President of Choice HR from 2013 until present. From 2008 until 2013, he was an independent investor in various start-up businesses from banks to energy and related businesses. In 2001, Mr. Liess started, owned and operated Professional Employer Plans until he sold the company in 2008. Mr. Liess graduated from Gettysburg College with an academic emphasis on Political Science. (1977)

MATHEW SHERWOOD, VICE PRESIDENT OF PRODUCT DEVELOPMENT AND DIRECTOR SINCE OCTOBER 23, 2014
--------------------------------------------------------------------------------

Mathew Sherwood, age 37, has more than 20 years of experience in healthcare, both in private practice and as a consultant. Mr. Sherwood worked as a board-certified optician as well as a consultant in both practice management and optical laboratory solutions. As an optician, Mr. Sherwood developed solutions for ophthalmic lens manufacturing and high-performance prescription applications. For most of the last decade Mathew has turned his focus to medical cannabis solutions, developing a variety of cannabis-based medicines and has a deep understanding of the potential of cannabis products through his registration as a cannabis caregiver in Colorado. Mr. Sherwood specializes in extraction technologies, development of new cannabis strains and the design and manufacturing of delivery systems. He pursued non-degree courses of study in biology at Carl Sandberg College and Knox College. Mr. Sherwood received his board certification as an optician from the American Board of Opticianry. (1998)

Unless marked to the contrary on the ballot, all proxies will be voted in favor of the Management's nominees.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" MANAGEMENT'S NOMINEES.

Required Approval

For action to be taken at the Annual Meeting, a quorum must be present, which, under the Delaware General Corporation Law, is a simple majority. To be considered approved, the nominees must receive the affirmative vote of the holders of a majority of the shares represented and voting at the Annual Meeting.

                                   PROPOSAL #2

TO RATIFY THE APPOINTMENT OF OUR AUDITORS, KLJ & ASSOCIATES, LLP, FOR THE FISCAL YEAR ENDING DECEMBER 31, 2014.

KLJ & Associates, LLP of St. Louis Park, Minnesota have been appointed as the Certifying Accountants for the period through fiscal year 2014 and shareholders are asked to ratify such appointment. Ratification of the appointment of KLJ & Associates, LLP as the Company's independent public accountants for the fiscal year ending December 31, 2014 will require the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting. In the event the stockholders do not ratify the appointment of KLJ & Associates, LLP for the forthcoming fiscal year, such appointment will be reconsidered by the Board. Representatives of KLJ & Associates, LLP are not expected to be present at the Annual Meeting and will not make statements.

Unless marked to the contrary, proxies received will be voted "FOR" ratification of the appointment of KLJ & Associates, LLP as independent accountants for the Company's year ending December 31, 2014.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE COMPANY'S INDEPENDENT ACCOUNTANTS.

                         FINANCIAL AND OTHER INFORMATION

Reference is made to the financial statements and other information included in the Company's Annual Report on Form 10-K for the period ended December 31, 2013 (as filed with the Securities and Exchange Commission on May 19, 2014), which is incorporated herein by reference and attached as Exhibit "A". The Annual Report can also be viewed at www.sec.gov or www.iproxydirect.com/GDHC.

Reference is made to the financial statements and other information included in the Company's Annual Report on Form 10-K for the period ended December 31, 2013 (as filed with the Securities and Exchange Commission on May 19, 2014 and can be viewed at www.sec.gov), which is incorporated herein by reference. Upon Request, the Company undertakes to provide to you, without charge, upon a written or oral request by you and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of such report. Written requests for such report should be addressed to the offices of CannaPharmaRx, Inc., 1 Collins Drive, Salem Business Center, Carneys Point, NJ 08069-3640. The Annual Report can also be viewed at www.iproxydirect.com/GDHC.

                                  OTHER MATTERS

The Board is not aware of any other matter other than those set forth in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters properly come before the Annual Meeting, the persons named as proxies intend to vote the shares they represent in accordance with their best judgment in the interest of the Company.


Dated: November 21, 2014              By order of the Board of Directors,

                                      /s/ Gerry Crocker
                                      -----------------------------------
                                      Gerry Crocker, CEO

                                     BALLOT
--------------------------------------------------------------------------------

                               CANNAPHARMARX, INC.
                                 1 Collins Drive
                              Salem Business Center
                          Carneys Point, NJ 08069-3640
                                 (720) 939-1133

           PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, DECEMBER 5, 2014

                 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF
                    PROXY MATERIALS FOR THE ANNUAL MEETING:
        The Notice and Proxy Statement and the Annual Report on Form 10-K
                   are available at www.iproxydirect.com/GDHC

The undersigned hereby appoints Gerry Crocker, CEO, proxy, with full power of substitution, for and in the name or names of the undersigned, to vote all shares of Common Stock of CannaPharmaRx, Inc. held of record by the undersigned at the Annual Meeting of Stockholders to be held at the offices of the Company, 1 Collins Drive, Salem Business Center, Carneys Point, NJ 08069-3640, at 10:00 a.m., Eastern Standard Time, and at any adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before, and matters incident to the conduct of, the meeting or any adjournment thereof. Said person is directed to vote on the matters described in the Notice of Annual Meeting and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before, and matters incident to the conduct of, the meeting and any adjournment thereof.

             PROXIES ARE BEING SOLICITED BY THE BOARD OF DIRECTORS.

                    WE ARE ASKING YOU FOR A PROXY AND YOU ARE
                         REQUESTED TO SEND US A PROXY.

BY INTERNET - WWW.IPROXYDIRECT.COM/GDHC
Use the Internet to transmit your proxy and/or voting instructions and for electronic delivery of information. Have your proxy and voting instruction card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic proxy and voting instruction form. Please see the reverse side of this card for information regarding specific voting deadlines.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by CannaPharmaRx, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

BY MAIL
Mark, sign and date your proxy and voting instruction card and return it to 500 Perimeter Park Dr, Suite D, Morrisville, NC, 27560




                 CANNAPHARMARX, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS                     Please ensure you fold then detach and
                                                                                retain this portion of this Proxy
     ANNUAL MEETING OF STOCKHOLDERS - DECEMBER 5, 2014
                    at 10 AM EST


                     CONTROL ID:
                     REQUEST ID:



The undersigned hereby appoints Gerry Crocker, CEO, proxy, with full power of substitution, for and in the name or names of the undersigned, to vote all shares of Common Stock of CannaPharmaRx, Inc. held of record by the undersigned at the Annual Meeting of Stockholders to be held at the offices of the Company, 1 Collins
Drive,  Salem Business Center,  Carneys Point, NJ 08069-3640,  at
10:00 a.m., Eastern Standard Time, and at any adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before, and matters incident to the conduct of, the meeting or any adjournment thereof. Said person is directed to vote on the matters described in the Notice of Annual Meeting and Proxy
Statement as follows, and otherwise in their discretion upon such other business as may properly come before, and matters incident to the conduct of, the meeting and any adjournment thereof.


      (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

                 VOTING INSTRUCTIONS
      If you vote by phone, fax or internet,
        please DO NOT mail your proxy card.


MAIL:     Please mark, sign, date and return this Proxy
          Card promptly using the enclosed envelope.

FAX:      Complete the reverse portion of this Proxy
          Card and Fax to 202-521-3464.

INTERNET: https://www.iproxydirect.com/GDHC

PHONE:    1-866-752-VOTE(8683)



      ANNUAL MEETING OF THE STOCKHOLDERS OF                        PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED
             CANNAPHARMARX, INC.                                   ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN
                                                                   HERE: /x/


   PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



PROPOSAL 1                                                      --->        FOR                 AGAINST             ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------

To elect five persons to the Board of Directors to hold
office until the next annual meeting of shareholders and
qualification of their respective successors.                                 /_/                   /_/                 /_/


        Gerry Crocker                                                         /_/                   /_/                 /_/

        Gary Herick                                                           /_/                   /_/                 /_/

        James Smeeding                                                        /_/                   /_/                 /_/

        Robert Liess                                                          /_/                   /_/                 /_/

        Mathew Sherwood                                                       /_/                   /_/                 /_/


PROPOSAL 2                                                      --->        FOR                 AGAINST             ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------

To ratify the appointment of our Auditors, KLJ & Associates, LLP,
for the fiscal year ending December 31, 2014                                  /_/                   /_/                 /_/




                                                                                        CONTROL ID:

                                                                                        REQUEST ID:


====================================================================================================================================

                                                                    MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING:  |_|
                                                                             MARK HERE FOR ADDRESS CHANGE |_|
                                                                             New  Address  (if  applicable):


                                                                        ------------------------------------------------
                                                                        ------------------------------------------------
                                                                        ------------------------------------------------


YOU ARE  CORDIALLY  INVITED TO ATTEND THE MEETING IN PERSON.        IMPORTANT:  Please sign exactly as your name or names appear
WHETHER  OR NOT YOU  PLAN TO  ATTEND  THE  AANUAL  MEETING,         on this  Proxy.  When shares are held  jointly,  each holder
PLEASE  SIGN AND  RETURN  THIS PROXY  CARD  PROMPTLY  TO 500        should  sign.  When  signing  as  executor,   administrator,
PERIMETER PARK DRIVE, SUITE D, MORRISVILLE, NC 27560.               attorney,  trustee or  guardian,  please  give full title as such.  If the  signer  is a  corporation,  please  sign full corporate name by duly authorized officer, giving full title as  such.  If  signer  is  a  partnership,  please  sign  in partnership name by authorized person.


                                                                    Dated:                              , 2014
                                                                          ------------------------------


THIS PROXY WILL BE VOTED AS DIRECTED  OR, IF NO DIRECTION IS        ----------------------------------------------------------------
INDICATED, WILL BE VOTED "FOR" THE STATED PROPOSAL.                          (Print Name of Stockholder and/or Joint Tenant)


                                                                    ----------------------------------------------------------------
                                                                                      (Signature of Stockholder)


                                                                    ----------------------------------------------------------------
                                                                                 (Second Signature if held jointly)

                                   EXHIBIT "A"

                         FORM 10-K FOR DECEMBER 31, 2013

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
================================================================================

                                    FORM 10-K
(Mark one)

[X] ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                   FOR THE FISCAL YEAR ENDED DECEMBER 31, 2013
                                       OR

[ ] TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO. 000-27055

                            GOLDEN DRAGON HOLDING CO.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                      DELAWARE                                 27-4635140
            (STATE OR OTHER JURISDICTION                    (I.R.S. EMPLOYER
          OF INCORPORATION OR ORGANIZATION)              IDENTIFICATION NUMBER)

           2460 WEST 26th AVENUE, SUITE 380-C, DENVER, COLORADO 80211
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (303) 704-4623
                     (TELEPHONE NUMBER, INCLUDING AREA CODE)

Securities registered pursuant to Section 12(b) of the Act: NONE

Securities to be registered pursuant to Section 12(g) of the Act: COMMON STOCK, $0.0001 PAR VALUE

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act. Yes |_| No |X|

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act. Yes |_| No |X|

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes |X| No |_|

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. |_|

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See definition of "accelerated filer and large accelerated filer" in Rule 12b-2 of the Exchange Act. (check one):

Large accelerated filer  |_|    Accelerated filer  |_|
Non-accelerated filer  |_|    Smaller reporting company  |X|

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes |X| No |_|

The aggregate market value of the of the outstanding shares of common stock held by non-affiliates of the Registrant (898,594) as of the last business day of the Registrant's most recently completed second fiscal quarter was approximately $89,859 based upon the last reported sales price on the OTCBB for such date ($0.10).

The number of shares of the Registrant's common stock issued and outstanding, as of January 29, 2014 was 2,384,407.

                            GOLDEN DRAGON HOLDING CO.
                         2013 ANNUAL REPORT ON FORM 10-K
                                TABLE OF CONTENTS

    ITEM                                 DESCRIPTION                                  PAGE
-------------------------------------------------------------------------------------------

                                          Part I.

Item 1.       Business                                                                     3

Item 1A.      Risk Factors                                                                 6

Item 1B.      Unresolved Staff Comments                                                   10

Item 2.       Description of Properties                                                   10

Item 3        Legal Proceedings                                                           10

Item 4.       Mine Safety Disclosures                                                     10

                                          Part II.

Item 5.       Market for Registrant's Common Equity, Related Stockholder Matters,         11
              and Issuer Purchases of Equity Securities

Item 6.       Selected Financial Data                                                     12

Item 7.       Management's Discussion and Analysis of Financial Condition and             12
              Results of Operation

Item7A        Quantative and Qualitative Disclosures About Market Risk                    16

Item 8.       Financial Statements and Supplementary Data                                 16

Item 9        Changes in and Disagreements With Accountants on Accounting and             16
              Financial Disclosure

Item 9A.      Controls and Procedures                                                     17

Item 9B.      Other Information                                                           18

                                         Part III.

Item 10.      Directors, Executive Officers and Corporate Governance                      19

Item 11.      Executive Compensation                                                      20

Item 12.      Security Ownership of Certain Beneficial Owners and Management and          21
              Related Stockholder Matters

Item 13.      Certain Relationships and Related Transactions and Director                 22

Item 14.      Principal Accountant Fees and Services                                      22

                                          Part IV.

Item 15.      Exhibits and Financial Statement Schedules                                  22

              SIGNATURES                                                                  36

                           FORWARD-LOOKING STATEMENTS

In addition to historical information, some of the information presented in this Annual Report on Form 10-K contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"). Although Golden Dragon Holding Co. ("Golden Dragon" or the "Company," which may also be referred to as "we," "us" or "our") believes that its expectations are based on reasonable assumptions within the bounds of its knowledge of its business and operations: there can be no assurance that actual results will not differ materially from our expectations. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those anticipated, including but not limited to, our ability to raise debt an, or, equity to meet our ongoing operating
expenses  and  merge  with  another  entity  with  experienced   management  and
opportunities for growth in return for shares of our common stock to create value for our shareholders. Cautionary statements regarding the risks, uncertainties and other factors associated with these forward-looking statements are discussed on page 7 below. You are urged to carefully consider these factors, as well as other information contained in this Annual Report on Form 10-K and in our other periodic reports and documents filed with the SEC.

                                     PART I

ITEM 1. BUSINESS

Summary

Golden Dragon Holding Co. ("the Company," "we" or "us") is a publicly quoted shell company seeking to obtain debt and, or, equity finance to meet our ongoing operating expenses and attempt to merge with another entity with experienced management and opportunities for growth in return for shares of our common stock to create value for our shareholders.

We are a development stage enterprise in accordance with Statement of Financial Accounting Standards ("SFAS") No. 7, "Accounting and Reporting by Development Stage Enterprises" now referred to as ACS 915 "Development Stage Entities." We have been in the development stage since Inception (January 1, 2011).

Historical Operations

Concord Ventures, Inc. ("Concord") was incorporated in August 1998 in the State of Colorado. On February 16, 2001, we sold our entire business, and all of our assets, for the benefit of our creditors under a Chapter 11 reorganization. We were subsequently dismissed from the Chapter 11 reorganization, effective March 13, 2001, at which time the last of our remaining directors resigned. On March 13, 2001, we had no business or other source of income, no assets, no employees or directors, outstanding liabilities of approximately $8.4 million and had terminated our duty to file reports under securities law.

In February 2008, we were re-listed on the OTC Bulletin Board and so are now listed on both the OTC Market's OTCQB and the OTC Bulletin Board and continue trade under the symbol "GDHC"

Background

In April 2010, Concord incorporated three new subsidiary companies, CCVG, Inc. ("CCVG"), CCAPS Co. ("CCAPS") and Golden Dragon Holding Co. ("Golden Dragon"). All three of the new subsidiary companies were domiciled in Delaware.

Re-domicile in Delaware

In order for Concord to re-domicile in Delaware from Colorado, on September 29, 2010, Concord entered into an Agreement and Plan of Merger ("the Merger Agreement") with its wholly owned subsidiary, CCVG. Under the terms of the Merger Agreement, Concord shares of common stock converted automatically to CCVG shares, without change or necessity to reissue. Also under the Merger Agreement, CCVG became the surviving company domiciled in Delaware.

Reorganization into a Holding Company Structure

Effective December 31, 2010, pursuant to the Delaware Holding Company formation statute, under Delaware General Corporate Law (DGCL) Section 251(g), CCVG completed an Agreement and Plan of Merger and Reorganization into a Holding Company ("the Reorganization") with CCAPS and Golden Dragon, both wholly-owned subsidiaries of CCVG. The Reorganization provided for the merger of CCVG with and into CCAPS, with CCAPS being the surviving corporation in that merger. Contemporaneously with CCVG's merger with and into CCAPS, the shareholders of CCVG were converted into shareholders of Golden Dragon on a one share for one share basis.

As a result of this reorganization into a Holding Company structure, Golden Dragon became the surviving publicly quoted parent holding company with CCAPS, the surviving corporation of the merger between CCVG and CCAPS, becoming the sole remaining wholly-owned subsidiary of Golden Dragon.

The Reorganization has been accounted for so as to reflect the fact that both CCVG and Golden Dragon were under common control at the date of the Reorganization, similar to a reverse acquisition of CCVG and its subsidiary company, CCAPS, by Golden Dragon.

Sale of CCAPS

On December 31, 2010, Golden Dragon entered into a Share Purchase Agreement with an unrelated third party. Under the terms of the Share Purchase Agreement, Golden Dragon sold 100% of the issued and outstanding shares of its sole remaining wholly owned subsidiary, CCAPS for $100 cash consideration, subject to its debts, and issued 25,000 restricted shares of Golden Dragon common stock, valued at $1,000, to CCAPS pursuant to the terms of the Share Purchase Agreement. At the time of the sale, CCAPS had no ongoing operations or assets and outstanding liabilities of approximately $678,000.

Following the merger of CCVG with and into CCAPS, CCAPS, as the surviving corporation in that merger, retained all outstanding liabilities of CCVG in the divestiture.

As a result of the sale of 100% of the issued and outstanding shares of CCAPS, Golden Dragon, the surviving publicly quoted holding company, will no longer consolidate the liabilities of CCAPS or CCVG.

PLAN OF OPERATIONS

Our plan of operation is to obtain debt and, or, equity finance to meet our ongoing operating expenses and attempt to merge with another entity with experienced management and opportunities for growth in return for shares of our common stock to create value for our shareholders. There is can be no assurance that these events can be successfully completed. In particular there is no assurance that any such business will be located or that any stockholder will realize any return on their shares after such a transaction. Any merger or acquisition completed by us can be expected to have a significant dilutive effect on the percentage of shares held by our current stockholders. We believe we are an insignificant participant among the firms which engage in the acquisition of business opportunities. There are many established venture capital and financial concerns that have significantly greater financial and personnel resources and technical expertise than we have. In view of our limited financial resources and limited management availability, we will continue to be at a significant competitive disadvantage compared to our competitors.

General Business Plan

We intend to seek, investigate and, if such investigation warrants, acquire an interest in business opportunities presented to us by persons or firms which desire to seek the advantages of an issuer who has complied with the Securities Act of 1934 (the "1934 Act"). We will not restrict our search to any specific business, industry or geographical location, and we may participate in business ventures of virtually any nature. This discussion of our proposed business is purposefully general and is not meant to be restrictive of our unlimited discretion to search for and enter into potential business opportunities. We anticipate that we may be able to participate in only one potential business venture because of our lack of financial resources.

We may seek a business opportunity with entities which have recently commenced operations, or that desire to utilize the public marketplace in order to raise additional capital in order to expand into new products or markets, to develop a new product or service, or for other corporate purposes. We may acquire assets and establish wholly owned subsidiaries in various businesses or acquire existing businesses as subsidiaries.

We expect that the selection of a business opportunity will be complex. Due to general economic conditions, rapid technological advances being made in some industries and shortages of available capital, we believe that there are numerous firms seeking the benefits of an issuer who has complied with the 1934 Act. Such benefits may include facilitating or improving the terms on which additional equity financing may be sought, providing liquidity for incentive stock options or similar benefits to key employees, providing liquidity (subject to restrictions of applicable statutes) for all stockholders and other factors. Potentially, available business opportunities may occur in many different industries and at various stages of development, all of which will make the task of comparative investigation and analysis of such business opportunities extremely difficult and complex. We have, and will continue to have, essentially no assets to provide the owners of business opportunities. However, we will be able to offer owners of acquisition candidates the opportunity to acquire a controlling ownership interest in an issuer who has complied with the 1934 Act without incurring the cost and time required to conduct an initial public offering.

The analysis of new business opportunities will be undertaken by, or under the supervision of, our Board of Directors. We intend to concentrate on identifying preliminary prospective business opportunities which may be brought to our attention through present associations of our director, professional advisors or by our stockholders. In analyzing prospective business opportunities, we will consider such matters as (i) available technical, financial and managerial resources; (ii) working capital and other financial requirements; (iii) history of operations, if any, and prospects for the future; (iv) nature of present and expected competition; (v) quality, experience and depth of management services;
(vi) potential for further research, development or exploration; (vii) specific risk factors not now foreseeable but that may be anticipated to impact the proposed activities of the company; (viii) potential for growth or expansion;
(ix) potential for profit; (x) public recognition and acceptance of products, services or trades; (xi) name identification; and (xii) other factors that we consider relevant. As part of our investigation of the business opportunity, we expect to meet personally with management and key personnel. To the extent possible, we intend to utilize written reports and personal investigation to evaluate the above factors.

We will not acquire or merge with any company for which audited financial statements cannot be obtained within a reasonable period of time after closing of the proposed transaction.

Acquisition Opportunities

In implementing a structure for a particular business acquisition, we may become a party to a merger, consolidation, reorganization, joint venture, or licensing agreement with another company or entity. We may also acquire stock or assets of an existing business. Upon consummation of a transaction, it is probable that our present management and stockholders will no longer be in control of us. In addition, our current directors may, as part of the terms of the acquisition transaction, resign and be replaced by new directors without a vote of our stockholders, or our controlling shareholder may sell his stock in us. Any such sale will only be made in compliance with the securities laws of the United States and any applicable state.

It is anticipated that any securities issued in any such reorganization would be issued in reliance upon exemption from registration under application federal and state securities laws. In some circumstances, as a negotiated element of the transaction, we may agree to register all or a part of such securities immediately after the transaction is consummated or at specified times thereafter. If such registration occurs, it will be undertaken by the surviving entity after it has successfully consummated a merger or acquisition and is no longer considered a shell company. The issuance of substantial additional securities and their potential sale into any trading market which may develop in our securities may have a depressive effect on the value of our securities in the future. There is no assurance that such a trading market will develop.

While the actual terms of a transaction cannot be predicted, it is expected that the parties to any business transaction will find it desirable to avoid the creation of a taxable event and thereby structure the business transaction in a so-called "tax-free" reorganization under Sections 368(a)(1) or 351 of the Internal Revenue Code (the "Code"). In order to obtain tax-free treatment under the Code, it may be necessary for the owner of the acquired business to own 80% or more of the voting stock of the surviving entity. In such event, our stockholders would retain less than 20% of the issued and outstanding shares of the surviving entity. This would result in significant dilution in the equity of our stockholders.

As part of our investigation, we expect to meet personally with management and key personnel, visit and inspect material facilities, obtain independent analysis of verification of certain information provided, check references of management and key personnel, and take other reasonable investigative measures, to the extent of our limited financial resources and management expertise. The manner in which we participate in an opportunity will depend on the nature of the opportunity, the respective needs and desires of both parties, and the management of the opportunity.

With respect to any merger or acquisition, and depending upon, among other things, the target company's assets and liabilities, our stockholders will in all likelihood hold a substantially lesser percentage ownership interest in us following any merger or acquisition. The percentage ownership may be subject to significant reduction in the event we acquire a target company with assets and expectations of growth. Any merger or acquisition can be expected to have a significant dilutive effect on the percentage of shares held by our stockholders.

We will participate in a business opportunity only after the negotiation and execution of appropriate written business agreements. Although the terms of such agreements cannot be predicted, generally we anticipate that such agreements will (i) require specific representations and warranties by all of the parties;
(ii) specify certain events of default; (iii) detail the terms of closing and the conditions which must be satisfied by each of the parties prior to and after such closing; (iv) outline the manner of bearing costs, including costs associated with the Company's attorneys and accountants; (v) set forth remedies on defaults; and (vi) include miscellaneous other terms.

As stated above, we will not acquire or merge with any entity which cannot provide independent audited financial statements within a reasonable period of time after closing of the proposed transaction. If such audited financial statements are not available at closing, or within time parameters necessary to insure our compliance within the requirements of the 1934 Act, or if the audited financial statements provided do not conform to the representations made by that business to be acquired, the definitive closing documents will provide that the proposed transaction will be voidable, at the discretion of our present management. If such transaction is voided, the definitive closing documents will also contain a provision providing for reimbursement for our costs associated with the proposed transaction.

Competition

We believe we are an insignificant participant among the firms which engage in the acquisition of business opportunities. There are many established venture capital and financial concerns that have significantly greater financial and personnel resources and technical expertise than we have. In view of our limited financial resources and limited management availability, we will continue to be at a significant competitive disadvantage compared to our competitors.

Investment Company Act 1940

Although we will be subject to regulation under the Securities Act of 1933, as amended, and the 1934 Act, we believe we will not be subject to regulation under the Investment Company Act of 1940 (the "1940 Act") insofar as we will not be engaged in the business of investing or trading in securities. In the event we engage in business combinations that result in us holding passive investment interests in a number of entities, we could be subject to regulation under the 1940 Act. In such event, we would be required to register as an investment company and incur significant registration and compliance costs. We have obtained no formal determination from the SEC as to our status under the 1940 Act and, consequently, any violation of the 1940 Act would subject us to material adverse consequences. We believe that, currently, we are exempt under Regulation 3a-2 of the 1940 Act.

INTELLECTUAL PROPERTY

We do not hold any patents or patent applications.

EMPLOYEES

As of December 31, 2013, Mr. Cutler serves as our Chief Executive Officer and Chief Financial Officer. We do not have an employment agreement with Mr. Cutler. We have no other employees.

ITEM 1A. RISK FACTORS

WE HAD APPROXIMATELY $8.4 MILLION OF LIABILITIES OUTSTANDING

The legal advice we have received is that these liabilities have been extinguished through the passage of time under the statute of limitations or ceased to be our liabilities following the Reorganization and the sale of CCAPS. It is possible that creditors may dispute this and could seek to take legal action against us to collect their alleged debts. The costs of defending such legal action could be significant and would hinder our ability to complete a reverse merger.

WE HAVE INCURRED SIGNIFICANT LOSSES AND ANTICIPATE FUTURE LOSSES.

As of December 31, 2013, we had an accumulated deficit of $17,166,915 and a stockholders' deficit of $292,034.

Future losses are likely to occur as and until we are able to merge with another entity with experienced management and opportunities for growth in return for shares of our common stock to create value for our shareholders as we have no sources of income to meet our operating expenses. As a result of these, among other factors, we received from our registered independent public accountants in their report for the financial statements for the years ended December 31, 2013 and 2012, an explanatory paragraph stating that there is substantial doubt about our ability to continue as a going concern.

OUR EXISTING FINANCIAL RESOURCES ARE INSUFFICIENT TO MEET OUR ONGOING OPERATING EXPENSES.

We have no sources of income at this time and insufficient assets to meet our ongoing operating expenses. In the short term, unless we are able to raise additional debt and, or, equity we shall be unable to meet our ongoing operating expenses. On a longer term basis, we intend to merge with another entity with experienced management and opportunities for growth in return for shares of our common stock to create value for our shareholders. There can be no assurance that these events will be successfully completed.

WE INTEND TO PURSUE THE ACQUISITION OF AN OPERATING BUSINESS

Our sole strategy is to acquire an operating business. Successful implementation of this strategy depends on our ability to identify a suitable acquisition candidate, acquire such company on acceptable terms and integrate its operations. In pursuing acquisition opportunities, we compete with other companies with similar strategies. Competition for acquisition targets may result in increased prices of acquisition targets and a diminished pool of companies available for acquisition. Acquisitions involve a number of other risks, including risks of acquiring undisclosed or undesired liabilities, acquired in-process technology, stock compensation expense, diversion of management attention, potential disputes with the seller of one or more acquired entities and possible failure to retain key acquired personnel. Any acquired entity or assets may not perform relative to our expectations. Our ability to meet these challenges has not been established.

At the time of this filing, we have not executed any formal arrangement, agreement or understanding with respect to engaging in a merger with, joint venture with or acquisition of a private or public entity. There can be no assurance that we will be successful in identifying and evaluating suitable business opportunities or in concluding a business combination. We have not identified any particular industry or specific business within an industry for evaluation. There is no assurance we will be able to negotiate a business combination on terms favorable, if at all.

We have not established a specific length of operating history or specified level of earnings, assets, net worth or other criteria which we will require a target business opportunity to have achieved, and without which we would not consider a business combination. Accordingly, we may enter into a business combination with a business opportunity having no significant operating history, losses, limited or no potential for earnings, limited assets, negative net worth or other negative characteristics.

SCARCITY OF, AND COMPETITION FOR, BUSINESS OPPORTUNITIES AND COMBINATIONS

We believe we are an insignificant participant among the firms which engage in the acquisition of business opportunities. There are many established venture capital and financial concerns that have significantly greater financial and personnel resources and technical expertise than we have. Nearly all such entities have significantly greater financial resources, technical expertise and managerial capabilities than us and, consequently, we will be at a competitive disadvantage in identifying possible business opportunities and successfully completing a business combination. Moreover, we will also compete in seeking merger or acquisition candidates with numerous other small public companies. In view of our limited financial resources and limited management availability, we will continue to be at a significant competitive disadvantage compared to our competitors.

BECAUSE INSIDERS CONTROL OUR ACTIVITIES, THAT MAY CAUSE US TO ACT IN A MANNER THAT IS MOST BENEFICIAL TO THEM AND NOT TO OUTSIDE SHAREHOLDERS WHICH COULD CAUSE US NOT TO TAKE ACTIONS THAT OUTSIDE INVESTORS MIGHT VIEW FAVORABLY

Our sole executive officer, directors, and holders of 5% or more of our issued and outstanding common stock beneficially own approximately 65% of our issued and outstanding common stock. As a result, they effectively control all matters requiring director and stockholder approval, including the election of directors, the approval of significant corporate transactions, such as mergers and related party transaction. These insiders also have the ability to delay or perhaps even block, by their ownership of our stock, an unsolicited tender offer. This concentration of ownership could have the effect of delaying, deterring or preventing a change in control of our company that you might view favorably.

OUR CHIEF EXECUTIVE OFFICER HAS THE ABILITY TO EFFECTIVELY CONTROL SUBSTANTIALLY ALL ACTIONS TAKEN BY STOCKHOLDERS.

Mr. Cutler, the sole officer and a director of the Company owns in excess of our 50% of our issued and outstanding common stock and is able to effectively control substantially all actions taken by our stockholders, including the election of directors. Such concentration of ownership could also have the effect of delaying, deterring or preventing a change in control that might otherwise be beneficial to stockholders and may also discourage acquisition bids for us and limit the amount certain investors may be willing to pay for shares of common stock.

OUR DIRECTORS MAY HAVE CONFLICTS OF INTEREST WHICH MAY NOT BE RESOLVED FAVORABLY TO US.

Certain conflicts of interest may exist between our directors and us. Our Directors have other business interests to which they devote their attention, and may be expected to continue to do so although management time should be devoted to our business. As a result, conflicts of interest may arise that can be resolved only through exercise of such judgment as is consistent with fiduciary duties to us. See "Directors, Executive Officers, Promoters and Corporate Governance" (page 19), and "Conflicts of Interest." (page 20).

WE MAY DEPEND UPON OUTSIDE ADVISORS, WHO MAY NOT BE AVAILABLE ON REASONABLE TERMS AND AS NEEDED.

To supplement the business experience of our officers and directors, we may be required to employ accountants, technical experts, appraisers, attorneys, or other consultants or advisors. Our Board without any input from stockholders will make the selection of any such advisors. Furthermore, it is anticipated that such persons may be engaged on an "as needed" basis without a continuing fiduciary or other obligation to us. In the event we consider it necessary to hire outside advisors, we may elect to hire persons who are affiliates, if they are able to provide the required services.

THE REGULATION OF PENNY STOCKS BY SEC AND FINRA MAY HAVE AN EFFECT ON THE TRADABILITY OF OUR SECURITIES.

Our securities are currently listed on the Over the Counter Bulletin Board and the OTC Market's OTCQB. Our shares are subject to a Securities and Exchange Commission rule that imposes special sales practice requirements upon broker-dealers who sell such securities to persons other than established customers or accredited investors. For purposes of the rule, the phrase "accredited investors" means, in general terms, institutions with assets in excess of $5,000,000, or individuals having a net worth in excess of $1,000,000 or having an annual income that exceeds $200,000 (or that, when combined with a spouse's income, exceeds $300,000). For transactions covered by the rule, the broker-dealer must make a special suitability determination for the purchaser and receive the purchaser's written agreement to the transaction prior to the sale. Consequently, the rule may affect the ability of broker-dealers to sell our securities and also may affect the ability of purchasers in this offering to sell their securities in any market that might develop therefore.

In addition, the Securities and Exchange Commission has adopted a number of rules to regulate "penny stocks." Such rules include Rules 3a51-1, 15g-1, 15g-2, 15g-3, 15g-4, 15g-5, 15g-6, 15g-7, and 15g-9 under the Securities and Exchange Act of 1934, as amended. Because our securities constitute "penny stocks" within the meaning of the rules, the rules would apply to us and to our securities. The rules may further affect the ability of owners of Shares to sell our securities in any market that might develop for them.

Shareholders should be aware that, according to Securities and Exchange Commission, the market for penny stocks has suffered in recent years from patterns of fraud and abuse. Such patterns include (i) control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer; (ii) manipulation of prices through prearranged matching of purchases and sales and false and misleading press releases; (iii) "boiler room" practices involving high-pressure sales tactics and unrealistic price projections by inexperienced sales persons; (iv) excessive and undisclosed bid-ask differentials and markups by selling broker-dealers; and (v) the wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired consequent investor losses. Our management is aware of the abuses that have occurred historically in the penny stock market. Although we do not expect to be in a position to dictate the behavior of the market or of broker-dealers who participate in the market, management will strive within the confines of practical limitations to prevent the described patterns from being established with respect to our securities.

OUR STOCK IS THINLY TRADED AND AS A RESULT YOU MAY BE UNABLE TO SELL AT OR NEAR ASK PRICES OR AT ALL IF YOU NEED TO LIQUIDATE YOUR SHARES.

The shares of our common stock are thinly-traded on the OTC Bulletin Board and the OTC Markets" OTCQB, meaning that the number of persons interested in purchasing our shares of common stock at or near ask prices at any given time may be relatively small or non-existent. This situation is attributable to a number of factors, including the fact that we are a small company which is relatively unknown to stock analysts, stock brokers, institutional investors and others in the investment community that generate or influence sales volume, and that even if we came to the attention of such persons, they tend to be risk-averse and would be reluctant to follow an unproven, early stage company such as ours or purchase or recommend the purchase of our shares of common stock until such time as we became more seasoned and viable. As a consequence, there may be periods of several days or more when trading activity in our shares of common stock is minimal or non-existent, as compared to a seasoned issuer which has a large and steady volume of trading activity that will generally support continuous sales without an adverse effect on Securities price. We cannot give you any assurance that a broader or more active public trading market for our shares of Common Stock will develop or be sustained, or that any trading levels will be sustained. Due to these conditions, we can give investors no assurance that they will be able to sell their shares of common stock at or near ask prices or at all if you need money or otherwise desire to liquidate your shares of common stock of our Company.

THE PRICE OF OUR COMMON STOCK COULD BE HIGHLY VOLATILE

It is likely that our common stock will be subject to price volatility, low volumes of trades and large spreads in bid and ask prices quoted by market makers. Due to the low volume of shares traded on any trading day, persons buying or selling in relatively small quantities may easily influence prices of our common stock. This low volume of trades could also cause the price of our stock to fluctuate greatly, with large percentage changes in price occurring in any trading day session. Holders of our common stock may also not be able to readily liquidate their investment or may be forced to sell at depressed prices due to low volume trading. If high spreads between the bid and ask prices of our common stock exist at the time of a purchase, the stock would have to appreciate substantially on a relative percentage basis for an investor to recoup their investment. Broad market fluctuations and general economic and political conditions may also adversely affect the market price of our common stock. No assurance can be given that an active market in our common stock will develop or be sustained. If an active market does not develop, holders of our common stock may be unable to readily sell the shares they hold or may not be able to sell their shares at all.

REDUCTION OF PERCENTAGE SHARE OWNERSHIP FOLLOWING BUSINESS COMBINATION AND DILUTION TO STOCKHOLDERS

Our primary plan of operation is based upon a business combination with a private concern which, in all likelihood, would result in us issuing securities to stockholders of such private company. The issuance of previously authorized and unissued shares of our common stock would result in reduction in percentage of shares owned by present and prospective stockholders and may result in a change in control or management. In addition, any merger or acquisition can be expected to have a significant dilutive effect on the percentage of the shares held our stockholders.

LOSS OF CONTROL BY OUR PRESENT MANAGEMENT AND STOCKHOLDERS MAY OCCUR UPON ISSUANCE OF ADDITIONAL SHARES.

We may issue further Shares as consideration for the cash or assets or services out of our authorized but unissued Common Stock that would, upon issuance, represent a majority of our voting power and equity. The result of such an issuance would be those new stockholders and management would control us, and persons unknown could replace our management at this time. Such an occurrence would result in a greatly reduced percentage of ownership of us by our current Shareholders.

OUR SECURITIES ARE NOT CURRENTLY ELIGIBLE FOR SALE UNDER RULE 144 AND ANY FUTURE SALES OF OUR SECURITIES MAY BE ADVERSELY AFFECTED BY OUR FAILURE TO FILE ALL REPORTS REQUIRED BY THE EXCHANGE ACT.

All of the outstanding shares of common stock held by the Company's present officers, directors, and affiliate stockholders are "restricted securities" within the meaning of Rule 144 under the Securities Act of 1933, as amended. As restricted Shares, these shares may be resold only pursuant to an effective registration statement or under the requirements of Rule 144 or other applicable exemptions from registration under the Act and as required under applicable state securities laws.

Rule 144, as promulgated under the Securities Act is not available for the resale of securities, initially issued by a shell company (reporting or non-reporting) or a former shell company, unless certain conditions are satisfied. We are a shell company. As a result, our securities cannot be resold under Rule 144 unless certain conditions are met. These conditions are:

     o    the issuer of the securities has ceased to be a shell company;

     o the issuer is subject to the reporting requirements of section 13 or 15(d) of the Exchange Act;

     o the issuer has filed all reports and other materials required to be filed by Section 13 or 15(d) of the Exchange Act, as applicable, during the preceding 12 months, other than Form 8-K reports; and

     o one year has elapsed since the issuer has filed current "Form 10 information" with the Commission reflecting its status as an entity that is no longer a shell company.

The only way for our securities to be eligible for resale prior to the conditions of Rule 144 being met, is for us to have registered them with the SEC on a Registration Statement on Form S-1 and such registration being declared effective by the SEC. At the time of this filing, management has no plans to file a registration statement with the SEC.

A sale under Rule 144 or under any other exemption from the Act, if available, or pursuant to subsequent registration of shares of common stock of present stockholders, may have a depressive effect upon the price of the common stock in any market that may develop.

WE DO NOT ANTICIPATE PAYING CASH DIVIDENDS ON OUR COMMON STOCK

We do not anticipate paying any cash dividends on our common stock in the foreseeable future.

ITEM 1B. UNRESOLVED STAFF COMMENTS

None.

ITEM 2. DESCRIPTION OF PROPERTIES

Our mailing address is 2460 West 26th Avenue, Suite 380-C, Denver, Colorado, 80211. We do not pay rent for the use of this mailing address. We do not believe it will be necessary to maintain an office at any time in the foreseeable future in order to carry out our plan of operations described herein.

ITEM 3.LEGAL PROCEEDINGS

No legal proceedings are currently pending or threatened to the best of our knowledge.

ITEM 4. MINE SAFETY DISCLOSURES

Not Applicable.

                                     PART II

ITEM 5. MARKET FOR REGISTRANT'S COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND ISSUER PURCHASES OF EQUITY SECURITIES

Market Information.

Shares of our Common Stock are presently traded on the over-the-counter market on the OTC Bulletin Board maintained by the Financial Industry Regulatory Authority ("FINRA") and are listed on the OTC Markets' OTCQB under the trading symbol "GDHC."

The following table sets forth the range of high and low sales prices for the Company's common stock for each of the fiscal quarters for the past two years as reported on the OTC Markets' OTCQB and the OTC Bulletin Board. These prices represent inter-dealer prices without adjustments for mark-up, mark-down, or commission and do not necessarily reflect actual transactions.

                                                       High              Low


         Year Ended December 31, 2013:
                  First quarter                         $0.15             $0.12
                  Second quarter                         0.23              0.10
                  Third quarter                          0.14              0.10
                  Fourth quarter                         0.12              0.10


                                                       High              Low
         Year Ended December 31, 2012:
                  First quarter                        $0.265             $0.15
                  Second quarter                         0.30              0.265
                  Third quarter                          0.30              0.12
                  Fourth quarter                         0.145             0.10

Record Holders.

There were 104 holders of record as of January 13, 2014. However, we believe the number of beneficial holders of our shares of common stock to be approximately
430. In many instances, a registered stockholder is a broker or other entity holding shares in street name for one or more customers who beneficially own the shares.

Our transfer agent is Mountain Share Transfer, Inc., PO Box 191767 Atlanta, Georgia 31119. The telephone number is 303-460-1149.

Dividends.

We have not paid or declared cash distributions or dividends on our shares of common stock and do not intend to pay cash dividends in the foreseeable future.

Future cash dividends will be determined by our board of directors based upon our earnings, financial condition, capital requirements and other relevant factors.

Penny Stock.

Penny Stock Regulation Broker-dealer practices in connection with transactions in "penny stocks" are regulated by certain penny stock rules adopted by the Securities and Exchange Commission. Penny stocks generally are equity securities with a price of less than $5.00. Excluded from the penny stock designation are securities registered on certain national securities exchanges or quoted on NASDAQ, provided that current price and volume information with respect to transactions in such securities is provided by the exchange/system or sold to established customers or accredited investors.

The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document that provides information about penny stocks and the risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in connection with the transaction, and the monthly account statements showing the market value of each penny stock held in the customer's account. In addition, the penny stock rules generally require that prior to a transaction in a penny stock, the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction.

These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for a stock that becomes subject to the penny stock rules. As our securities have become subject to the penny stock rules, investors may find it more difficult to sell their securities.

Recent Sales of Unregistered Securities

We sold no shares of common stock during the years ended December 31, 2013 and 2012.

Stock Incentive Plans -- details concerning the activities and status of our stock incentive plans during the period are set out in Note 9. Stockholders' (Deficit) / Equity of our Financial Statements on page 34 below.

ITEM 6.  SELECTED FINANCIAL AND OPERATING DATA

As a "smaller reporting company" as defined by Item 10 of Regulation S-K, we are not required to provide information required by this Item.

ITEM 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATION

The following discussion should be read in conjunction with the consolidated financial statements and notes thereto and the other financial information included elsewhere in this report. This discussion contains forward-looking statements that involve risks and uncertainties. Our actual results could differ materially from those anticipated in these forward looking statements as a result of any number of factors, including those set forth under "Risk Factors" on page 7 and elsewhere in this report.

OVERVIEW

Summary

Golden Dragon Holding Co. ("the Company," "we" or "us") is a publicly quoted shell company seeking to obtain debt and, or, equity finance to meet our ongoing operating expenses and attempt to merge with another entity with experienced management and opportunities for growth in return for shares of our common stock to create value for our shareholders.

We are a development stage enterprise in accordance with Statement of Financial Accounting Standards ("SFAS") No. 7, "Accounting and Reporting by Development Stage Enterprises" now referred to as ACS 915 "Development Stage Entities." We have been in the development stage since Inception (January 1, 2011).

Reorganization into a Holding Company Structure

Effective December 31, 2010, pursuant to the Delaware Holding Company formation statute, DGCL Section 251(g), CCVG completed an Agreement and Plan of Merger and Reorganization into a Holding Company ("the Reorganization") with CCAPS and Golden Dragon, both wholly-owned subsidiaries of CCVG. The Reorganization provided for the merger of CCVG with and into CCAPS, with CCAPS being the surviving corporation in that merger. Contemporaneously with CCVG's merger with and into CCAPS, the shareholders of CCVG were converted into shareholders of Golden Dragon on a one share for one share basis.

As a result of this reorganization into a Holding Company structure, Golden Dragon became the surviving publicly quoted parent holding company with CCAPS, the surviving corporation of the merger between CCVG and CCAPS, becoming the sole remaining wholly-owned subsidiary of Golden Dragon.

The Reorganization has been accounted for so as to reflect the fact that both CCVG and Golden Dragon were under common control at the date of the Reorganization, similar to a reverse acquisition of CCVG and its subsidiary company, CCAPS, by Golden Dragon.

Sale of CCAPS

On December 31, 2010, Golden Dragon entered into a Share Purchase Agreement with James Clark. Under the terms of the Share Purchase Agreement, Golden Dragon sold 100% of the issued and outstanding shares of its sole remaining wholly owned subsidiary, CCAPS, to James Clark for $100 cash consideration, subject to its debts, and issued 25,000 shares of Golden Dragon common stock, valued at $1,000, to CCAPS pursuant to the terms of the Share Purchase Agreement. At the time of the sale, CCAPS had no ongoing operations or assets and outstanding liabilities of approximately $678,000.

Following the merger of CCVG with and into CCAPS, CCAPS, as the surviving corporation in that merger, retained all outstanding liabilities of CCVG in the divestiture.

As a result of the sale of 100% of the issued and outstanding shares of CCAPS, Golden Dragon, the surviving publicly quoted holding company will no longer consolidate the liabilities of CCAPS or CCVG.

PLAN OF OPERATIONS

Our plan of operations is to raise debt and, or, equity to meet our ongoing operating expenses and attempt to merge with another entity with experienced management and opportunities for growth in return for shares of our common stock to create value for our shareholders. There can be no assurance that we will successfully complete these transactions. In particular there is no assurance that any such business will be located or that any stockholder will realize any return on their shares after such a transaction. Any merger or acquisition completed by us can be expected to have a significant dilutive effect on the percentage of shares held by our current stockholders. We believe we are an insignificant participant among the firms which engage in the acquisition of business opportunities. There are many established venture capital and financial concerns that have significantly greater financial and personnel resources and technical expertise than we have. In view of our limited financial resources and limited management availability, we will continue to be at a significant competitive disadvantage compared to our competitors.

We intend to seek, investigate and, if such investigation warrants, acquire an interest in business opportunities presented to us by persons or firms which desire to seek the advantages of an issuer who has complied with the Securities Act of 1934 (the "1934 Act"). We will not restrict our search to any specific business, industry or geographical location, and we may participate in business ventures of virtually any nature. This discussion of our proposed business is purposefully general and is not meant to be restrictive of our virtually unlimited discretion to search for and enter into potential business opportunities. We anticipate that we may be able to participate in only one potential business venture because of our lack of financial resources.

We may seek a business opportunity with entities which have recently commenced operations, or that desire to utilize the public marketplace in order to raise additional capital in order to expand into new products or markets, to develop a new product or service, or for other corporate purposes. We may acquire assets and establish wholly owned subsidiaries in various businesses or acquire existing businesses as subsidiaries. Though no such opportunities have been identified at the time of this filing.

We expect that the selection of a business opportunity will be complex and risky. Due to general economic conditions, rapid technological advances being made in some industries and shortages of available capital, we believe that there are numerous firms seeking the benefits of an issuer who has complied with the 1934 Act. Such benefits may include facilitating or improving the terms on which additional equity financing may be sought, providing liquidity for incentive stock options or similar benefits to key employees, providing liquidity (subject to restrictions of applicable statutes) for all stockholders and other factors. Potentially, available business opportunities may occur in many different industries and at various stages of development, all of which will make the task of comparative investigation and analysis of such business opportunities extremely difficult and complex. We have, and will continue to have, essentially no assets to provide the owners of business opportunities. However, we will be able to offer owners of acquisition candidates the opportunity to acquire a controlling ownership interest in an issuer who has complied with the 1934 Act without incurring the cost and time required to conduct an initial public offering.

The analysis of new business opportunities will be undertaken by, or under the supervision of, our Board of Directors. We intend to concentrate on identifying preliminary prospective business opportunities which may be brought to our attention through present associations of our director, professional advisors or by our stockholders. In analyzing prospective business opportunities, we will consider such matters as (i) available technical, financial and managerial resources; (ii) working capital and other financial requirements; (iii) history of operations, if any, and prospects for the future; (iv) nature of present and expected competition; (v) quality, experience and depth of management services;
(vi) potential for further research, development or exploration; (vii) specific risk factors not now foreseeable but that may be anticipated to impact the proposed activities of the company; (viii) potential for growth or expansion;
(ix) potential for profit; (x) public recognition and acceptance of products, services or trades; (xi) name identification; and (xii) other factors that we consider relevant. As part of our investigation of the business opportunity, we expect to meet personally with management and key personnel. To the extent possible, we intend to utilize written reports and personal investigation to evaluate the above factors.

We will not acquire or merge with any company for which audited financial statements cannot be obtained within a reasonable period of time after closing of the proposed transaction.

Liquidity and Capital Resources

As at December 31, 2013, we had no assets, no operating business or other source of income, outstanding liabilities of $292,034 and a stockholders' deficit of $292,034.

In our financial statements for the fiscal years ended December 31, 2013 and 2012, the Report of the Independent Registered Public Accounting Firm includes an explanatory paragraph that describes substantial doubt about our ability to continue as a going concern. Our financial statements for the fiscal years ended December 31, 2013 and 2012 have been prepared on a going concern basis, which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. We had a working capital deficit of $292,034 and reported an accumulated deficit of $17,166,915 as at December 31, 2013.

It is our current intention to seek raise debt and, or, equity financing to fund ongoing operating expenses and attempt to merge with another entity with experienced management and opportunities for growth in return for shares of our common stock to create value for our shareholders. There is no assurance that these events will be satisfactorily completed.

RESULTS OF OPERATIONS

FISCAL YEAR ENDED DECEMBER 31, 2013 COMPARED TO THE FISCAL YEAR ENDED DECEMBER 31, 2012

Revenue

During the years ended December 31, 2013 and 2012, we did not recognize any revenues from its activities. We do not anticipate recognizing revenues in the near future, given that our operational activities are purely administrative in nature.

General and Administrative Expenses

During the year ended December 31, 2013, we incurred $80,311 in general and administrative expenses, compared to $89,568 we incurred in general and administrative expenses in the year ended December 31, 2012, a decrease of $9,257. General and administrative expenses consist mainly of legal and accounting expenses incurred in maintaining our public reporting status and the decrease from 2012 to 2013 related primarily to a decrease in legal fees incurred between the two periods.

Operating Income (Loss)

In the year ended December 31, 2013, we recognized operating loss of $80,311 compared to an operating expense of $89,568 in the year ended December 31, 2012, a variance of $9,257 due to the factors as discussed above.

Interest and Other Income / (Expenses) Net

In the year ended December 31, 2013, we incurred net interest expense of $14,095 in interest and other income / (expenses) net compared to $8,499 in the year ended December 31, 2012, a increase of $5,596. The interest expense represented accrued interest at 8% on the loan made to us by Mr. Cutler, an officer and director, in respect of expenses incurred settling certain of our outstanding liabilities and bringing our books and records up to date which he paid directly on our behalf. The increase in interest expense in the year ended December 31, 2013 as compared to the year ended December 31, 2012 reflected the increase in the principal balance of the loan provided to us by Mr. Cutler between the two periods.

(Loss) Profit before Income Tax

In the year ended December 31, 2013, we recognized a loss before income taxes of $94,406 compared to loss before taxes of $98,067 in the year ended December 31, 2012, a decrease of $3,661, due to the factors discussed above.

Provision for Income Taxes

No provision for income taxes was recorded in either the year ended December 31, 2013 or 2012 as we incurred taxable losses in both periods.

Net (Loss) Income

In the year ended December 31, 2013, we realized a net loss of $94,406 compared to a net loss of $98,067 in the year ended December 31, 2012, a decrease of $3,661, due to the factors set out above.

CASH FLOW INFORMATION FOR THE FISCAL YEARS ENDED DECEMBER 31, 2013 AND 2012

As at December 31, 2013, we had no assets, no operating business or other source of income, outstanding liabilities of $292,034 and a stockholders' deficit of $292,034.

In our financial statements for the fiscal years ended December 31, 2013 and 2012, the Report of the Independent Registered Public Accounting Firm includes an explanatory paragraph that describes substantial doubt about our ability to continue as a going concern. Our financial statements for the fiscal years ended December 31, 2013 and 2012 have been prepared on a going concern basis, which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. We had a working capital deficit of $292,034 and reported an accumulated deficit of $17,166,915 as at December 31, 2013.

It is our current intention to seek raise debt and, or, equity financing to fund ongoing operating expenses and attempt to merge with another entity with experienced management and opportunities for growth in return for shares of our common stock to create value for our shareholders. There is no assurance that these events will be satisfactorily completed.

During the fiscal year ended December 31, 2013, we used cash of $11,017 in our operating activities compared to $10,913 cash we used in operating activities during the fiscal year ended December 31, 2012, a decrease of $104. During the twelve months ended December 31, 2013 we incurred net losses of $94,406 which, after adjustment for $60,000 in non cash compensatory loan increases, were partially offset by a positive movement in operating liabilities of $23,389. During the twelve months ended December 31, 2012 we incurred net losses of $98,067 which, after adjustment for $60,000 in non cash compensatory loan increases, were partially offset by a positive movement in operating liabilities of $27,154

No cash was provided by, or used in, investing activities during the fiscal years ended December 31, 2013 or 2012

During the fiscal year ended December 31, 2013, we received $10,992 from financing activities, compared to $10,913 in the year ended December 31, 2012, an increase of $79. This increase represented the increased level of funding required to be provided to us by Mr. Cutler, our sole officer and a director.

Critical Accounting Policies

All companies are required to include a discussion of critical accounting policies and estimates used in the preparation of their financial statements. On an on-going basis, we evaluate our critical accounting policies and estimates. We base our estimates on historical experience and on various other assumptions that we believe to be reasonable under the circumstances, the results of which form our basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.

Our significant accounting policies are described in Note 1 to the financial statements on page 31 below. These policies were selected because they represent the more significant accounting policies and methods that are broadly applied in the preparation of our financial statements. However, it should be noted that we intend to acquire a new operating business. The critical accounting policies and estimates for such new operations will, in all likelihood, be significantly different from our current policies and estimates.

Off  Balance  Sheet   Arrangements,   Contractual   Obligations  and  Commercial
Commitments

All companies are required to include a discussion to address, among other things, liquidity, off-balance sheet arrangements, contractual obligations and commercial commitments. Details of the arrangements, contractual obligations and commercial commitments are described in Note. 7 to the financial statements on page 33 below.

ACCOUNTING PRONOUNCEMENTS

We have reviewed all recently issued, but not yet effective, accounting pronouncements and do not believe the future adoption of any such pronouncements may be expected to cause a material impact on our financial condition or the results of our operations.

EFFECTS OF INFLATION

Although we cannot accurately anticipate the effect of inflation on our operations, we do not believe that inflation has had, or is likely in the future to have, a material effect on our results or financial condition.

ITEM 7A. QUANTATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

As a "smaller reporting company" as defined by Item 10 of Regulation S-K, we are not required to provide information required by this Item.

ITEM 8. FINANCIAL STATEMENTS

Our financial statements are included herein commencing on page 24.

ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

On November 30, 2013, we informed by Ronald Chadwick, P.C. ("Ronald Chadwick") that it was terminating its services as our independent registered public accounting firm.

Ronald Chadwick was the independent registered public accounting firm for the Registrant from January 1, 2011 until November 30, 2013. Ronald Chadwick's reports on the Registrant's financial statements for the twelve month periods ended December 31, 2012 and 2011 and the period from Inception (January 1, 2011) to December 31, 2012did not (a) contain an adverse opinion or disclaimer of opinion, or (b) was modified as to uncertainty, audit scope, or accounting principles, or (c) contained any disagreements on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ronald Chadwick, would have caused it to make reference to the subject matter of the disagreements in connection with its reports for the twelve month periods ended December 31, 2012 and 2011, the period from Inception (January 1, 2011) to December 31, 2012 and the subsequent interim periods preceding November 30, 2013. None of the reportable events set forth in Item 304(a)(1)(iv) of Regulation S-K occurred during the twelve month periods ended December 31, 2012 and 2011, the period from Inception (January 1, 2011) to December 31, 2012 and the subsequent interim periods preceding November 30, 2013 in which Ronald Chadwick served as the Registrant's principal independent accountants.

However, the report of Ronald Chadwick dated March 19, 2013 on our financial statements for the twelve month periods ended December 31, 2012 and 2011, and for the period from Inception (January 1, 2011) to December 31, 2012 contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern.

On January 20, 2014, we retained KLJ & Associates, LLP ("KLJ") as our independent registered public accounting firm.

We have had no disagreements with either Chadwick or KLJ with respect to any accounting or financial disclosure issues.

ITEM 9A. CONTROLS AND PROCEDURES

EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES

We maintain a system of disclosure controls and procedures (as defined in Securities Exchange Act Rule 15d-15(e)) that are designed to ensure that information required to be disclosed in our reports under the Exchange Act, is recorded, processed, summarized and reported within the time periods required under the SEC's rules and forms and that the information is gathered and communicated to our management, including our Chief Executive Officer (Principal Executive Officer) and Chief Financial Officer (Principal Financial Officer), as appropriate, to allow for timely decisions regarding required disclosure.

As required by SEC Rule 15d-15(b), our Chief Executive Officer and Chief Financial Officer, Mr. Cutler, carried out an evaluation under the supervision and with the participation of our management, of the effectiveness of the design and operation of our disclosure controls and procedures pursuant to Exchange Act Rule 15d-14 as of the end of the period covered by this report. Based on the foregoing evaluation, Mr. Cutler has concluded that our disclosure controls and procedures are effective in timely alerting management to material information required to be included in our periodic SEC filings and to ensure that information required to be disclosed in our periodic SEC filings is accumulated and communicated to our management, including our Chief Executive Officer and Chief Financial Officer, to allow timely decisions regarding required disclosure.

MANAGEMENT'S ANNUAL REPORT ON INTERNAL CONTROL OVER FINANCIAL REPORTING

Our management, consisting of Mr. Cutler, our Chief Executive Officer and Chief Financial Officer, is responsible for establishing and maintaining adequate internal control over financial reporting. Internal control over financial reporting, as defined in Exchange Act Rule 13a-15(f) and 15d-15(f), is a process designed by, or under the supervision of, our principal executive and principal financial officers and effected by our Board of Directors, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, based on criteria established in Internal Control--Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission and includes those policies and procedures that:

     - Pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of our assets;

     - Provide reasonable assurance that transactions are recorded as necessary to permit preparation of our financial statements in accordance with generally accepted accounting principles, and that our receipts and expenditures are being made only in accordance with authorizations of our management and directors; and

     - Provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use of disposition of our assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate. All internal control systems, no matter how well designed, have inherent limitations. Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation.

Our management assessed the effectiveness of our internal control over financial reporting as of December 31, 2013. Based on this assessment, management believes that as of December 31, 2013, our internal control over financial reporting is effective based on those criteria.

This annual report does not include an attestation report of the company's registered public accounting firm regarding internal control over financial reporting. Management's report was not subject to attestation by the company's registered public accounting firm pursuant to temporary rules of the SEC to provide only management's report in this annual report.

CHANGES IN INTERNAL CONTROL OVER FINANCIAL REPORTING

There were no changes during our last fiscal quarter that materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

Item 9B.   OTHER INFORMATION

None.

                                    PART III

ITEM 10. DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Effective December 31, 2013, our directors and officers were:

                    NAME           AGE                  POSITION
        ------------------------ ------- ---------------------------------------

        David J. Cutler            58    President,  Chief  Executive  Officer,
                                         Chief Financial Officer and Director

        Redgie Green               59    Director

David J. Cutler - President, Chief Executive Officer, Chief Financial Officer and Director. Mr. Cutler became our director and officer in March 2006. Mr. Cutler is the Principal of Cutler & Co., LLC, a PCAOB registered US auditing company. Mr. Cutler has been the Chief Financial Officer of US Precious Metals, Inc., a publicly quoted mineral exploration company with interests in Mexico, since December 2011 and a director and Chief Financial Officer of Discovery Gold Corporation, a publicly quoted mineral exploration company with interests in Ghana, since August 2012. Mr. Cutler is the sole officer and a director of the following publicly quoted shell companies: Southwestern Water Exploration Co., since March 2011, Torrent Energy Corporation, since October 2011, Quantech Electronics Corp since May 2012 and Capital Resource Alliance, Inc., since September 2012. Mr. Cutler was the sole officer and a director of Aspeon, Inc. (nka Aspi, Inc.), a publicly listed shell company, from April 2005 until October 2009, US Holdings, Inc. (formerly USN Corporation), from July 2011 to July 2013 and a director and officer of Atomic Paintball, Inc., a development stage owner and operator of paintball parks, from August 2006 until December 2009. Atomic Paintball, Inc. filed for Chapter 7 in 2009. Mr. Cutler has a Masters degree from St. Catherine College in Cambridge, United Kingdom and qualified as a British Chartered Accountant and Chartered Tax Advisor with Arthur Andersen & Co. in London. He was subsequently admitted as a Fellow of the UK Institute of Chartered Accountants. Since arriving in the United States, Mr. Cutler has qualified as a Certified Public Accountant, a Certified Valuation Analyst of the National Association of Certified Valuation Analysts and obtained an executive MBA from Colorado State University.

Redgie Green - Director. Mr. Green became a director in March 2006. Mr. Green has served as the Chief Executive Officer and a Director of Legacy Technology Holdings, Inc. since October 2010 and as a Director of Momentum BioFuels, Inc. since May 2012. Mr. Green served as the Chief Executive Officer of Sun River Energy, Inc. from January 2009 through August 3, 2010. From January 2009 through October 2009, he served as the President of Sun River Energy, Inc. He has served as a director of Sun River Energy, Inc. from 1998 through October 2010. He served as a director of ASPI, Inc. from 2006 through the fall of 2009 and was appointed as an officer and director of Captech Financial, Inc. in May 2006. He served as a director of Baymark Technologies, Inc. 2005-2006. Mr. Green was co-owner and operator of Green's B&R Enterprises, a wholesale donut baker since 1983. He has been an active investor in small capital and high-tech adventures since 1987.

CONFLICTS OF INTEREST - GENERAL

Our directors and officers are, or may become, in their individual capacities, officers, directors, controlling shareholder and/or partners of other entities engaged in a variety of businesses. Thus, there exist potential conflicts of interest including, among other things, time, efforts and corporation opportunity, involved in participation with such other business entities. While each officer and director of our business is engaged in business activities outside of our business, they devote to our business such time as they believe to be necessary.

CONFLICTS OF INTEREST - CORPORATE OPPORTUNITIES

Presently no requirement contained in our Articles of Incorporation, Bylaws, or minutes which requires officers and directors of our business to disclose to us business opportunities which come to their attention. Our officers and directors do, however, have a fiduciary duty of loyalty to us to disclose to us any business opportunities which come to their attention, in their capacity as an officer and/or director or otherwise. Excluded from this duty would be opportunities which the person learns about through his involvement as an officer and director of another company. We have no intention of merging with or acquiring an affiliate, associate person or business opportunity from any affiliate or any client of any such person.

COMMITTEES OF THE BOARD OF DIRECTORS

In the ordinary course of business, the board of directors maintains a compensation committee and an audit committee. We do not have a compensation committee or audit committee.

The primary function of the compensation committee is to review and make recommendations to the board of directors with respect to the compensation, including bonuses, of our officers and to administer the grants under our stock option plan.

The functions of the audit committee are to review the scope of the audit procedures employed by our independent auditors, to review with the independent auditors our accounting practices and policies and recommend to whom reports should be submitted, to review with the independent auditors their final audit reports, to review with our internal and independent auditors our overall accounting and financial controls, to be available to the independent auditors during the year for consultation, to approve the audit fee charged by the independent auditors, to report to the board of directors with respect to such matters and to recommend the selection of the independent auditors.

In the absence of a separate audit committee our board of directors functions as audit committee and performs some of the same functions of an audit committee, such as recommending a firm of independent certified public accountants to audit the annual financial statements; reviewing the independent auditors independence, the financial statements and their audit report; and reviewing management's administration of the system of internal accounting controls.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires our Officers and Directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of copies of such reports received, and representations from certain reporting persons, we believe that, during the fiscal year ended December 31, 2012, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were filed in compliance with all applicable requirements.

CODE OF ETHICS

A code of ethics relates to written standards that are reasonably designed to deter wrongdoing and to promote;

     - Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

     - Full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to, the SEC and in other public communications made by an issuer;

     -    Compliance with applicable governmental laws, rules and regulations;

     - The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

     -    Accountability for adherence to the code.

Due to the limited scope of our current operations, we have not adopted a corporate code of ethics that applies to our principal executive officer, principal accounting officer, or persons performing similar functions.

ITEM 11. EXECUTIVE COMPENSATION

The following table sets forth certain information concerning compensation paid by the Company to the President and the Company's most highly compensated executive officers for the fiscal year ended December 31, 2013, 2012 and 2011 (the "Named Executive Officers"):


                              SUMMARY EXECUTIVE COMPENSATION TABLE

                                                                 Non-equity   Non-qualified
                                                                  incentive     deferred
                                               Stock    Option      plan      compensation    All other
                              Salary   Bonus   awards   awards   compensation   earnings     compensation   Total
Name & Position      Year       ($)     ($)      ($)    ($)          ($)           ($)           ($)         ($)
-------------------- -------- -------- ------- -------- -------- ------------ -------------- ------------- --------

David J. Cutler,     2013     60,000     0        0        0          0             0             0        60,000
President, CEO,      2012     60,000     0        0        0          0             0             0        60,000
CFO and Director     2011     60,000     0        0        0          0             0             0        60,000

                              DIRECTOR COMPENSATION

The following table sets forth certain information concerning compensation paid to our directors for services as directors during the year ended December 31, 2013:


                                 Fees
                                 Earned                                 Non-Equity      Nonqualified
                                 Or          Stock      Options     Incentive Plan      Deferred         All Other
                                 Paid-in     Awards      Awards      Compensation     Compensation      Compensation      Total
                                    Cash        ($)        ($)           ($)               ($)              ($)            ($)
             Name                   ($)
-------------------------------- ----------- ---------- ---------- ----------------- ---------------- ----------------- -----------

David J. Cutler, director        0           0          0          0                 0                60,000(1)         60,000

Redgie Green, director           0           0          0          0                 0                0                 0


     (1) Mr. Cutler receives a cash compensation for his services as the Chief Executive Officer and Chief Financial Officer of the Company.

The Company does not pay any Directors fees for meeting attendance.

All of the Company's officers and/or directors will continue to be active in other companies. All officers and directors have retained the right to conduct their own independent business interests.


                      EQUITY COMPENSATION PLAN INFORMATION

The Company has not established an equity compensation plan or Incentive Stock Option Plan.

ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The  following  tables  set  forth  certain  information   regarding  beneficial
ownership of our common stock, as of December 31, 2013 by:

     o each person who is known by us to own beneficially more than 5% of our outstanding common stock,

     o    each of our named executive officers and directors, and

     o    all executive officers and directors as a group.


                                                                NUMBER OF  PERCENT OF
             NAME AND ADDRESS OF BENEFICIAL OWNER               SHARES     OUTSTANDING (2)
    -----------------------------------------------------   -------------  ------------
    David J. Cutler, CEO, CFO and Director (1)                1,521,120        63.8%

    Redgie Green, Director(1)                                    25,000         1.0%
                                                             ------------   ------------
    All executive officers and directors as a group (2        1,546,120        64.8$
    individuals)                                             ============   =============


     (1)  c/o 12191 West 64th Avenue, Suite 205B, Arvada, Colorado 80004.
     (2) Based upon 2,384,407 shares of the Company's common stock issued and outstanding on December 31, 2012.

ITEM 13.  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

As at December 31, 2013, we had an outstanding loan with Mr. Cutler of $213,934 (2012- $142,943) and accrued interest outstanding of $25,294 (2012 - $11,199).

ITEM 14.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit Fees

We incurred $3,250 in audit fees with our auditor, Ronald Chadwick, PC, in the year ended December 31, 2013 (2012 - $3,250).

Tax Fees

We did not incur any tax fees with our auditor, Ronald Chadwick, PC, in the years ended December 31, 2013 or 2012.

All Other Fees

During the twelve months ended December 31, 2013, we incurred $4,500 (2012 - $4,500) with our auditor, Ronald Chadwick, PC, in other fees in respect the review of our quarterly financial statements.

It is the role of the Audit Committee, or in the absence of an audit committee, the Board of Directors, to consider whether, and determine that, the auditor's provision of non-audit services would be compatible with maintaining the auditor's independence.




                                     PART IV

ITEM 15. EXHIBITS, FINANCIAL STATEMENT SCHEDULES

The following exhibits are filed as part of this Annual Report on Form 10-K in accordance with Item 601 of Regulation S-K:


   EXHIBIT         DESCRIPTION AND METHOD OF FILING
    NUMBER
--------------- ----------------------------------------------------------------

2.1             Agreement and Plan of Merger (1)

2.2             Agreement and Plan of Merger and Reorganization Into Holding
                Company (2)

3(i).1          Articles of Incorporation of Golden Dragon Holding Co.(*)

3(ii).1         Bylaws of Golden Dragon Holding Co.(*)

31.1            Certification of Chief Executive & Financial Officer pursuant to
                Section 302 of the Sarbanes-Oxley Act*

32.1 Certification of Principal Executive & Accounting Officer pursuant to Section 906 of the Sarbanes-Oxley Act*

101.INS         XBRL Instance Document (3)

101.SCH         XBRL Taxonomy Extension Schema Document (3)

101.CAL         XBRL Taxonomy Extension Calculation Linkbase Document (3)

101.DEF         XBRL Taxonomy Extension Definition Linkbase Document (3)

101.LAB         XBRL Taxonomy Extension Label Linkbase Document (3)

101.PRE         XBRL Taxonomy Extension Presentation Linkbase Document (3)
---------------

* Filed herewith.

(1) Filed as an exhibit to the Company' Current Report on Form 8-K, filed with the SEC on October 14, 2010.

(2) Filed as an exhibit to the Company's Current Report on Form 8-K, filed with the SEC on January 28, 2011.

(3) Pursuant to Rule 406T of Regulation S-T, this interactive data file is deemed not filed or part of a registration statement or prospectus for purposes of sections 11 or 12 of the Securities Act of 1933, is deemed not filed for purposes of section 18 of the Securities Exchange Act of 1934, and otherwise is not subject to liability under these sections.

                          INDEX TO FINANCIAL STATEMENTS

                                                                           PAGE

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...............       25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...............       26

BALANCE SHEETS

 As of December 31, 2013 and 2012.....................................       26

STATEMENTS OF OPERATIONS

 For the Years Ended December 313, 2013 and 2012 and the Period from
 Inception (January 1, 2011) Through Deceber 31, 2013.................       27

STATEMENTS OF CHANGES IN STOCKHOLDERS' DEFICIT

 For the Period from Inception (January 1, 2011) Through December 31, 2013   28

 STATEMENTS OF CASH FLOWS

 For the Years Ended December 313, 2013 and 2012 and the Period from
 Inception (January 1, 2011) Through Deceber 31, 2013.................       29


NOTES TO FINANCIAL STATEMENTS..............................................  30

KLJ & Associates, LLP
Certified Public Accountants



             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and
Stockholders Golden Dragon Holding Co.

We have audited the accompanying balance sheets of Golden Dragon Holding Co. (a development stage company) (the "Company") as of December 31, 2013 and the related statements of operations, stockholders' equity, and cash flows for the year then ended. Golden Dragon Holding Co.'s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits. The financial statements of Golden Dragon Holding Co. for the cumulative period from January 1, 2011 through December 31, 2012 were audited by other auditors whose report dated March 19, 2013, expressed an unqualified opinion on those statements. Our opinion, in so far as it relates to the period from January 1, 2011 through December 31, 2012, is based solely on the report of other auditors.


We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, based upon our audit and the report of the other independent auditors, the financial statements referred to above present fairly, in all material respects, the financial position of Golden Dragon Holding Co. as of December 31, 2013 and 2012, and the results of its operations and its cash flows for the years ended December 31, 2013 and 2012 and for the cumulative period January 1, 2011(Inception) to December 31, 2013 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, The Company is in the development stage, has not earned significant revenue, has suffered net losses and has had negative cash flows from operating activities during the years ended December 31, 2013 and for the cumulative period January 1, 2011 through December 31, 2013. These matters raise substantial doubt about the Company's ability to continue as a going concern. Management's plans concerning these matters are also described in Note 2. The financial statements do not include any adjustments to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern.


/s/ KLJ & Associates, LLP

KLJ & Associates, LLP
St. Louis Park, MN
January 29, 2014

                            RONALD R. CHADWICK, P.C.
                           Certified Public Accountant
                        2851 South Parker Road, Suite 720
                             Aurora, Colorado 80014
                             Telephone (303)306-1967
                                Fax (303)306-1944



             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Board of Directors
Golden Dragon Holding Co.
Denver, Colorado

I have audited the accompanying balance sheet of Golden Dragon Holding Co. (a development stage company) as of December 31, 2012, and the related statements of operations, stockholders' equity (deficit) and cash flows for the year then ended, and for the period from January 1, 2011 (inception of the development stage) through December 31, 2012. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Golden Dragon Holding Co. as of December 31, 2012, and the results of its operations and its cash flows for the year then ended, and for the period from January 1, 2011 (inception of the development stage) through December 31, 2012 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered a loss from operations and has a working capital deficit and stockholders' deficit. These conditions raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Aurora, Colorado                                    /s/ Ronald R. Chadwick, P.C.
March 19, 2013                                          RONALD R. CHADWICK, P.C.



                                             GOLDEN DRAGON HOLDING CO.
                                            A DEVELOPMENT STAGE COMPANY
                                                  BALANCE SHEETS
                                                                                           DECEMBER 31,
                                    ASSETS                                            2013              2012
                                                                                ----------------- ------------------

CURRENT ASSETS

       Cash and Cash Equivalents                                                  $            -    $           25

                                                                                ----------------- ------------------

                  Total Current Assets                                                         -                25

                                                                                ----------------- ------------------
       TOTAL ASSETS                                                               $            -    $           25
                                                                                ================= ==================

                     LIABILITIES & STOCKHOLDERS' DEFICIT
CURRENT LIABILITIES

       Accounts Payable                                                           $       52,206    $       43,511
       Accrued Expenses - Related Party                                                   25,894            11,199
       Related Party Loan                                                                213,934           142,943

                                                                                ----------------- ------------------
                  Total Current Liabilities                                              292,034           197,963

COMMITMENTS AND CONTINGENCIES (Note. 7)

STOCKHOLDERS' DEFICIT

      Preferred Stock; $0.0001 par value, 10,000,000 shares authorized
      no shares issued and outstanding                                                         -                 -
      Class A Common Stock; $0.0001 par value, 100,000,000,
      shares authorized, 2,384,407 and 2,384,407 shares issued and
      outstanding respectively                                                               239               239
      Additional Paid In Capital                                                      16,874,642        16,874,642
      Accumulated Deficit (including $(292,134) during the development
      stage)                                                                         (17,166,915)      (17,072,509)
                                                                                ----------------- ------------------
                  Total Stockholders' Deficit                                           (292,034)         (197,628)

                                                                                ----------------- ------------------
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT                                       $            -    $           25
                                                                                ================= ==================



                 See Accompanying Notes to Financial Statements.


                                       GOLDEN DRAGON HOLDING CO.
                                      A DEVELOPMENT STAGE COMPANY
                                        STATEMENTS OF OPERATIONS
---------------------------------------------------------------------------------------------------------
                                                                                      FROM INCEPTION OF
                                                                                         DEVELOPMENT
                                                                                            STAGE
                                                                FOR THE YEARS         (JANUARY 1, 2011)
                                                                    ENDED                  THROUGH
                                                                 DECEMBER 31,            DECEMBER 31,
                                                              2013          2012             2013
                                                          ------------- ------------- -------------------

OPERATING (INCOME) / EXPENSES

       General & Administrative Expenses                        80,311        89,568           266,981

                                                          ------------- ------------- -------------------
       Total Operating (Income) / Expenses                      80,311        89,568           266,981

                                                          ------------- ------------- -------------------
OPERATING INCOME (LOSS)                                        (80,311)       (89568)         (266,981)

Interest and Other Income / (Expenses) Net                     (14,095)       (8,499)          (25,153)

                                                          ------------- ------------- -------------------
Income / (Loss) before Income Taxes                            (94,406)      (98,067)         (292,134)

Provision for Income Taxes                                          -             -                 -

                                                          ------------- ------------- -------------------
NET INCOME (LOSS)                                          $   (94,406)  $   (98,067)   $     (292,134)
                                                          ============= ============= ===================

NET INCOME (LOSS) PER COMMON SHARE

       Basic & Diluted                                     $     (0.04) $      (0.04)
                                                          ============= =============

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING

       Basic & Diluted                                       2,384,407     2,384,407
                                                          ============= =============


                 See Accompanying Notes to Financial Statements.


                                             GOLDEN DRAGON HOLDING CO.
                                            A DEVELOPMENT STAGE COMPANY
                                        STATEMENTS OF STOCKHOLDERS' DEFICIT
                               FROM INCEPTION (JANUARY 1, 2011) TO DECEMBER 31, 2013
--------------------------------------------------------------------------------------------------------------------
                                                                    Additional
                                                                     Paid - in       Accumulated
                                                                      Capital          Deficit          Total
                                      Class A Common Stock               $                $               $
                                     Shares          Amount
                                       #                $
                                ------------------------------------------------------------------------------------

Balance, January 1, 2011              2,384,407              239      16,874,642       (16,874,781)            100

Net Loss                                      -  -             - -             -           (99,661)        (99,661)

                                ------------------------------------------------------------------------------------
Balance, December 31, 2011            2,384,407              239      16,874,642       (16,974,442)        (99,561)

Net Loss                                      -  -             - -             -           (98,067)        (98,067)

                                ------------------------------------------------------------------------------------
Balance, December 31, 2012            2,384,407              239      16,874,642       (17,072,509)       (197,628)

Net Loss                                      -                -               -           (94,406)        (94,406)

                                ------------------------------------------------------------------------------------
Balance, December 31, 2013            2,384,407              239      16,874,642       (17,166,915)       (292,034)
                                ====================================================================================



















                 See Accompanying Notes to Financial Statements.


                                            GOLDEN DRAGON HOLDING CO.
                                           A DEVELOPMENT STAGE COMPANY
                                             STATEMENT OF CASH FLOWS
-------------------------------------------------------------------------------------------------------------------
                                                                                                   FROM INCEPTION
                                                                                                   OF DEVELOPMENT
                                                                                                       STAGE
                                                                                                    (JANUARY 1,
                                                                                                       2011)
                                                                                                      THROUGH
                                                                        FOR THE YEARS ENDED         DECEMBER 31,
                                                                           DECEMBER 31,                 2013
                                                                       2013            2012
                                                                  -------------------------------------------------

CASH FLOW PROVIDED BY  (USED IN) OPERATING ACTIVITIES

NET INCOME (LOSS)                                                   $    (94,406)   $    (98,067)   $    (292,134)

ADJUSTMENTS TO RECONCILE NET INCOME/ (LOSS) TO NET CASH
PROVIDED BY (USED IN) OPERATING ACTIVITIES

      Compensatory loan increases                                         60,000          60,000          180,000

CHANGES IN OPERATING ASSETS & LIABILITIES

      Increase (Decrease) in Accounts Payable                              8,694          18,655           52,206
      Increase (Decrease) in Accrued Expenses - Related Party             14,695           8,499           25,894

                                                                  -------------------------------------------------

      Total Cash Flow used in Operating Activities                       (11,017)        (10,913)         (34,034)

CASH FLOW PROVIDED BY  (USED IN) INVESTING ACTIVITIES                         -               -                 -

CASH FLOW PROVIDED BY  (USED IN) FINANCING ACTIVITIES

      Funds from Related Party Loans                                      10,992          10,913           33,934

                                                                  -------------------------------------------------
      Total Cash Flow provided by / (used in)  Financing
      Activities                                                          10,992          10,913           33,934

NET INCREASE (DECREASE) IN CASH & CASH EQUIVALENTS                  $        (25)   $          -    $        (100)

Cash and Cash Equivalents at the beginning of the period            $         25    $         25    $         100

                                                                  -------------------------------------------------
Cash and Cash Equivalents at the end of the period                  $         -     $         25    $           -
                                                                  =================================================

NON-CASH INVESTING AND FINANCING ACTIVITIES
Related party loans                                                 $     60,000    $     60,000    $     180,000
                                                                  -------------------------------------------------

SUPPLEMENTAL SCHEDULE OF CASH FLOW INFORMATION
Cash paid for interest                                              $         -     $         -     $           -
                                                                  -------------------------------------------------
Cash paid for income tax                                            $         -     $         -     $           -
                                                                  -------------------------------------------------


                 See Accompanying Notes to Financial Statements.

                           A DEVELOPMENT STAGE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2013

1.       NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations - Golden Dragon Holding Co. ("the Company," "we" or "us") is a publicly quoted shell company seeking to obtain debt and, or, equity finance to meet our ongoing operating expenses and attempt to merge with another entity with experienced management and opportunities for growth in return for shares of our common stock to create value for our shareholders.

In April 2010, Concord Ventures, Inc. ("Concord"), a Colorado corporation, incorporated three new subsidiary companies, CCVG, Inc. ("CCVG"), CCAPS Co. ("CCAPS") and Golden Dragon Holding Co. ("Golden Dragon"). All three of the new subsidiary companies were domiciled in Delaware.

Development Stage Company - We are a development stage enterprise in accordance with Statement of Financial Accounting Standards ("SFAS") No. 7, "Accounting and Reporting by Development Stage Enterprises" now referred to as ACS 915 "Development Stage Entities." We have been in the development stage since
Inception (January 1, 2011). Among the disclosures required as a development stage company are that our financial statements are identified as those of a development stage company, and that the statements of operations, stockholders' deficit and cash flows disclose activity since the date of our Inception (January 1, 2011) as a development stage company.

Re-domicile in Delaware

In order for Concord to re-domicile in Delaware from Colorado, on September 29, 2010, Concord entered into an Agreement and Plan of Merger ("the Merger Agreement") with its wholly owned subsidiary, CCVG. Under the terms of the Merger Agreement, Concord shares of common stock converted automatically to CCVG shares, without change or necessity to reissue. Also under the Merger Agreement, CCVG became the surviving company domiciled in Delaware

Reorganization into a Holding Company Structure

Effective December 31, 2010, under an Agreement and Plan of Merger and Reorganization into a Holding Company ("the Reorganization") filed with the Secretary of State of Delaware:

     - Golden Dragon acquired 100% of the issued share capital of CCVG in a share for share exchange of Golden Dragon shares for CCVG shares with CCVG's existing shareholders, and

     -    CCVG merged with CCAPS, one of CCVG's former subsidiary companies.

As a result of this reorganization into a Holding Company structure, Golden Dragon became the surviving publicly quoted parent holding company with CCAPS, the surviving corporation of the merger between CCVG and CCAPS, becoming the sole remaining wholly-owned subsidiary of Golden Dragon.

The Reorganization has been accounted for so as to reflect the fact that both CCVG and Golden Dragon were under common control at the date of the Reorganization, similar to a reverse acquisition of CCVG and its subsidiary company, CCAPS, by Golden Dragon.

Sale of CCAPS

On December 31, 2010, Golden Dragon entered into a Share Purchase Agreement with James Clark. Under the terms of the Share Purchase Agreement, Golden Dragon sold 100% of the issued and outstanding shares of its sole remaining wholly owned subsidiary, CCAPS, to James Clark for $100 cash consideration, subject to its debts, and issued 25,000 shares of Golden Dragon Common Stock, valued at $1,000, to CCAPS pursuant to the terms of the Share Purchase Agreement. At the time of the sale, CCAPS had no ongoing operations or assets and outstanding liabilities of approximately $678,000.

Following the merger of CCVG with and into CCAPS, CCAPS, as the surviving corporation in that merger, retained all outstanding liabilities of CCVG in the divestiture.

As a result of the sale of 100% of the issued and outstanding shares of CCAPS, Golden Dragon, the surviving publicly quoted holding company will no longer consolidate the liabilities of CCAPS or CCVG.

Cash and Cash Equivalents -- Cash and cash equivalents consist of cash and highly liquid debt instruments with original maturities of less than three months.

Property and Equipment- We sold all of our fixed assets effective February 16, 2001 for the benefit of our creditors as part of our Chapter 11 reorganization. Accordingly, we had no property and equipment as of December 31, 2013 and 2012 and we recorded no depreciation expense in the years ended December 31, 2013 and 2012.

Deferred Costs and Other -- Offering costs with respect to issue of common stock, warrants or options by us were initially deferred and ultimately offset against the proceeds from these equity transactions if successful or expensed if the proposed equity transaction is unsuccessful. We had no deferred costs and other as at December 31, 2013 and 2012.

Impairment of Long-Lived and Intangible Assets -- In the event that facts and circumstances indicated that the cost of long-lived and intangible assets may be impaired, an evaluation of recoverability was performed. If an evaluation was required, the estimated future undiscounted cash flows associated with the asset were compared to the asset's carrying amount to determine if a write-down to market value or discounted cash flow value was required.

Financial Instruments -- The estimated fair values for financial instruments was determined at discrete points in time based on relevant market information. These estimates involved uncertainties and could not be determined with precision. The carrying amounts of notes receivable, accounts receivable, accounts payable and accrued liabilities approximated fair value because of the short-term maturities of these instruments. The fair value of notes payable approximated to their carrying value as generally their interest rates reflected our effective annual borrowing rate.

Income Taxes -- We account for income taxes under the liability method, which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax assets and liabilities are determined based on the difference between the financial statements and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

Advertising cost -- Advertising costs were expensed as incurred. No advertising costs were incurred in the years ended December 31, 2013 and 2012.

Comprehensive Income (Loss) -- Comprehensive income is defined as all changes in stockholders' equity (deficit), exclusive of transactions with owners, such as capital investments. Comprehensive income includes net income or loss, changes in certain assets and liabilities that are reported directly in equity such as translation adjustments on investments in foreign subsidiaries and unrealized gains (losses) on available-for-sale securities. From our inception there were no differences between our comprehensive loss and net loss.

Our comprehensive income / (loss) for the years ended December 31, 2013 and 2012 was identical to our net income / (loss) for the years ended December 31, 2013 and 2012.

Income (Loss) Per Share --. Income (loss) per share is presented in accordance with Accounting Standards Update ("ASU"), Earning Per Share (Topic 260) which requires the presentation of both basic and diluted earnings per share ("EPS") on the consolidated income statements. Basic EPS would exclude any dilutive effects of options, warrants and convertible securities but does include the restricted shares of common stock issued. Diluted EPS would reflect the potential dilution that would occur if securities of other contracts to issue common stock were exercised or converted to common stock. Basic EPS calculations are determined by dividing net income by the weighted average number of shares of common stock outstanding during the year. Diluted EPS calculations are determined by dividing net income by the weighted average number of common shares and dilutive common share equivalents outstanding. Basic and diluted EPS were identical for the years ended December 31, 2013 and 2012 as we had no warrants or stock options outstanding during these years.

Stock-Based Compensation - We have adopted ASC Topic 718 (formerly SFAS 123R), "Accounting for Stock-Based Compensation," which establishes a fair value method of accounting for stock-based compensation plans. In accordance with guidance now incorporated in ASC Topic 718, the cost of stock options and warrants issued to employees and non-employees is measured on the grant date based on the fair value. The fair value is determined using the Black-Scholes option pricing model. The resulting amount is charged to expense on the straight-line basis over the period in which we expect to receive the benefit, which is generally the vesting period. The fair value of stock warrants was determined at the date of grant using the Black-Scholes option pricing model. The Black-Scholes option model requires management to make various estimates and assumptions, including expected term, expected volatility, risk-free rate, and dividend yield.

Use of Estimates -- The preparation of our consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. Actual results could differ from those estimates. Due to uncertainties inherent in the estimation process, it is possible that these estimates could be materially revised within the next year.

Business Segments -- We consider our ongoing activities to constitute a single segment.

Recently Issued Accounting Pronouncements-- We have reviewed all recently issued, but not yet effective, accounting pronouncements and do not believe the future adoption of any such pronouncements may be expected to cause a material impact on our financial condition or the results of our operations.

2. GOING CONCERN AND LIQUIDITY

As at December 31, 2013, we had no assets, no operating business or other source of income, outstanding liabilities of $292,034 and a stockholders' deficit of $292,034.

In our financial statements for the fiscal years ended December 31, 2013 and 2012, the Report of the Independent Registered Public Accounting Firm includes an explanatory paragraph that describes substantial doubt about our ability to continue as a going concern. Our financial statements for the fiscal years ended December 31, 2013 and 2012 have been prepared on a going concern basis, which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. We had a working capital deficit of $292,034 and reported an accumulated deficit of $17,166,915 as at December 31, 2013.

It is our current intention to seek raise debt and, or, equity financing to fund ongoing operating expenses and attempt to merge with another entity with experienced management and opportunities for growth in return for shares of our common stock to create value for our shareholders. There is no assurance that these events will be satisfactorily completed.

3. ASSETS

As at December 31, 2013, we had no assets (2012- $25).

4. ACCOUNTS PAYABLE

Effective December 31, 2013, the outstanding balance of accounts payable represents our balances due in respect of professional fees to our attorney and auditors.

5. ACCRUED EXPENSES - RELATED PARTY

As at December 31, 2013, we had accrued interest of $25,294 (2012 - $11,199) payable to Mr. Cutler, an officer, director and shareholder of ours.

6. RELATED PARTY LOANS

As at December 31, 2013, we had an outstanding loan with Mr. Cutler, an officer, director and shareholder of ours, of $213,934 (2011- $142,943).

The loan is repayable on demand and carries interest at 8%.

7. COMMITMENTS AND CONTINGENCIES

We were not subject to any contractual obligations and commercial commitments as at December 31, 2013 (2012 - $0).

No legal proceedings are currently pending or threatened to the best of our knowledge.

8. RELATED PARTY TRANSACTIONS

As at December 31, 2013, we had an outstanding loan with Mr. Cutler, our principal shareholder, director and sole officer, of $213,934 (2012- $142,943) and accrued interest outstanding of $25,294 (2012 - $11,199).

9.   STOCKHOLDERS' (DEFICIT)

Preferred Stock

We were authorized, without further action by the shareholders, to issue 10,000,000 shares of one or more series of preferred stock at a par value of $0.0001, all of which is nonvoting. The Board of Directors may, without shareholder approval, determine the dividend rates, redemption prices, preferences on liquidation or dissolution, conversion rights, voting rights and any other preferences.

No shares of preferred stock were issued or outstanding during the financial years ended December 31, 2013 and 2012.

Common Stock

We were authorized to issue 100,000,000 shares of common stock, par value $0.0001 per share.

No shares of common stock were issued during the twelve months ending December 31, 2013 or 2012.

Warrants

No warrants were issued or outstanding during the years ended December 31, 2013 and 2012.

Stock Options

Effective March 19, 1999, we adopted a stock option plan (the "Plan"). The Plan provides for grants of incentive stock options, nonqualified stock options and restricted stock to designated employees, officers, directors, advisors and independent contractors. The Plan authorized the issuance of up to 75,000 shares of Common Stock. Under the Plan, the exercise price per share of a non-qualified stock option must be equal to at least 50% of the fair market value of the common stock at the grant date, and the exercise price per share of an incentive stock option must equal the fair market value of the common stock at the grant date.

No stock options were issued or outstanding during the years ended December 31, 2013 and 2012.

10. INCOME TAXES

We did not provide any current or deferred US federal income tax provision or benefit for any of the periods presented in these financial statements because we have experienced losses since Inception (January 1, 2011). When it is more likely than not, that a tax asset cannot be realized through future income, the Company must record an allowance against any future potential future tax benefit. We provided a full valuation allowance against the net deferred tax asset, consisting of net operating loss carry forwards, because management has determined that it is more likely than not that we will not earn income sufficient to realize the deferred tax assets during the carry forward periods.

The Company has not taken a tax position that, if challenged, would have a material effect on the financial statements for the years ended December 31, 2013 and 2012 as defined under ASC 740, "Accounting for Income Taxes." We did not recognize any adjustment to the liability for uncertain ta position and therefore did not record any adjustment to the beginning balance of the accumulated deficit on the balance sheet.

The provision for income taxes differs from the amount computed by applying the statutory federal income tax rate to income before provision for income taxes. The sources and tax effects of the differences for the periods presented are as follows:

                                                            2013          2012

Income tax provision at the federal statutory rate          39%            39%
Effect of operating losses                                 (39%)          (39%)

                                                            - %            -%
                                                         ========      =========

Changes in the net deferred tax assets consist of the following:

                                                       2013            2012

Net operating loss carry forward                     $ 94,406        $ 98,067
Valuation allowance                                   (94,406)        (98,067)

Net deferred tax asset                               $ -             $ -
                                                   ============== ==============

A reconciliation of income taxes computed at the statutory rate is as follows:

                                                         2013           2012

Tax at statutory rate (39%)                            $ 38,246       $ 36,818
Increase in valuation allowance                         (38,246)       (36,818)

Net deferred tax asset                                   $ -             $ -
                                                   =============== =============

The net federal operating loss carryforward will expire between 2031 and 2033. This carry forward may be limited upon the consummation of a business combination under IRC Section 381.

11. SEGMENT INFORMATION

We consider our ongoing business activities to constitute a single segment.

12. SUBSEQUENT EVENTS

On January 20, 2014, we retained KLJ & Associates, LLP as our independent registered public accounting firm.

We have evaluated subsequent events through January 29, 2014. There have been no subsequent events after December 31, 2013, other than as disclosed above, for which disclosure is required.

                                   SIGNATURES

In accordance with the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              GOLDEN DRAGON HOLDING CO.


Date: February 5, 2014                        By: /s/ David J. Cutler
                                                  ------------------------------
                                                  David J. Cutler
                                                  Chief Executive Officer, &
                                                  Chief Financial Officer

In accordance with the Securities Exchange Act of 1924, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

         SIGNATURE                     TITLE                      DATE
--------------------------- ---------------------------- -----------------------


/s/ David J. Cutler         Chief Financial Officer          February 5, 2014
--------------------------  & Chief Financial Officer
David J. Cutler             (Principal Financial and
                            Accounting Officer)

/s/ Redgie Green            Director                         February 5, 2014
--------------------------
Redgie Green

                                                                  Exhibit 3(i).1

                                STATE OF DELAWARE
                          CERTIFICATE OF INCORPORATION
                               A STOCK CORPORATION


First: The name of this Corporation is Golden Dragon Holding Co.

Second: Its registered office in the State of Delaware is to be located at 1201 Orange Street, Suite 600, in the city of Wilmington, County of new Castle, Zip Code, 19801. The registered agent in charge thereof is Agents and Corporations, Inc.

Third: The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

Fourth: The total number of shares of stock which the Corporation shall have authority to issue is One Hundred Ten Million shares (110,000,000); One Hundred Million shares (100,000,000) of which are designated as common shares, $0.0001 par value per share, and 10,000,000 of which are designated as preferred stock, $0.0001 par value, which may be subdivided into various classes or series with rights, privileges, and preferences to be hereafter determined and designated by the Board of Directors.

Fifth: The name and mailing address of the incorporator are as follows:

Name: Michael A. Littman
Mailing Address: 7609 Ralston Road
Arvada, CO  Zip Code: 80002

I, the undersigned, for the purpose of forming a corporation under the laws of the State of Delaware, do make, file and record this Certificate, and do certify that the facts herein stated are true, and I have accordingly hereunto set my hand this 16th day of December, A.D. 2010.


                                       By: /s/ Michael A. Littman
                                           -------------------------------------
                                       Name: Michael A. Littman
                                           -------------------------------------
                                                (type or print)

                                                                  EXHIBIT 3(i).2

                                     BYLAWS
                                       OF
                            GOLDEN DRAGON HOLDING CO.

                                    Article I
                                  SHAREHOLDERS

         1. ANNUAL SHAREHOLDERS' MEETING. The annual shareholders' meeting shall be held on the date and at the time and place fixed from time to time by the board of directors.

         2. SPECIAL SHAREHOLDERS' MEETING. A special shareholders' meeting for any purpose or purposes, may be called by the board of directors or the president. The Corporation shall also hold a special shareholders' meeting in the event it receives, in the manner specified in Article VII, Section 3, one or more written demands for the meeting, stating the purpose or purposes for which it is to be held, signed and dated by the holders of shares representing not less than one-tenth of all of the votes entitled to be cast on any issue at the meeting. Special meetings shall be held at the principal office of the Corporation or at such other place as the board of directors or the president may determine.

         3. RECORD DATE FOR DETERMINATION OF SHAREHOLDERS.

                  (a) In order to make a determination of shareholders (1) entitled to notice of or to vote at any shareholders' meeting or at any adjournment of a shareholders' meeting, (2) entitled to demand a special shareholders' meeting, (3) entitled to take any other action,
         (4) entitled to receive payment of a share dividend or a distribution, or (5) for any other purpose; the board of directors may fix a future date as the record date for such determination of shareholders provided that the record date may be fixed not more than seventy days before the date of the proposed action.

                  (b) Unless otherwise specified when the record date is fixed, the time of day for determination of shareholders shall be as of the Corporation's close of business on the record date.

                  (c) A determination of shareholders entitled to be given notice of or to vote at a shareholders' meeting is effective for any adjournment of the meeting unless the board of directors fixes a new record date, which the board shall do if the meeting is adjourned to a date more than one hundred twenty days after the date fixed for the original meeting.

                  (d) If no record date is otherwise fixed, the record date for determining shareholders entitled to be given notice of and to vote at an annual or special shareholders' meeting is the day before the first notice is given to shareholders.

                  (e) The record date for determining shareholders entitled to take action without a meeting pursuant to Article I, Section 10 is the date a written notice upon which the action is taken is first received by the Corporation.

         4. VOTING LIST.

                  (a) After a record date is fixed for a shareholders' meeting, the secretary shall prepare a list of the names of all its shareholders who are entitled to be given notice of the meeting. The list shall be arranged by voting groups and within each voting group by class or series of shares, shall be alphabetical within each class or series, and shall show the address of, and the number of shares of each such class and series that are held by, each shareholder.

                  (b) The shareholders' list shall be available for inspection by any shareholder, beginning the earlier of ten days before the meeting for which the list was prepared or two business days after notice of the meeting is given and continuing through the meeting, and any adjournment thereof, at the Corporation's principal office or at a place identified in the notice of the meeting in the city where the meeting will be held.

                  (c) The secretary shall make the shareholders' list available at the meeting, and any shareholder or agent or attorney of a shareholder is entitled to inspect the list at any time during the meeting or any adjournment.

         5. NOTICE TO SHAREHOLDERS.

                  (a) The secretary shall give notice to shareholders of the date, time, and place of each annual and special shareholders' meeting no fewer than ten nor more than sixty days before the date of the meeting; except that, if the articles of incorporation are to be amended to increase the number of authorized shares, at least thirty days' notice shall be given. Except as otherwise required by the Delaware General Corporation Law, the secretary shall be required to give such notice only to shareholders entitled to vote at the meeting.

                  (b) Notice of an annual shareholders' meeting need not include a description of the purpose or purposes for which the meeting is called unless a purpose of the meeting is to consider an amendment to the articles of incorporation, a restatement of the articles of incorporation, a plan of merger or share exchange, disposition of substantially all of the property of the Corporation, consent by the Corporation to the disposition of property by another entity, or dissolution of the Corporation.

                  (c) Notice of a special shareholders' meeting shall include a description of the purpose or purposes for which the meeting is called.

                  (d) Notice of a shareholders' meeting shall be in writing and shall be given

                           (1) by deposit in the United  States  mail,  properly
                  addressed to the shareholder's address shown in the Corporation's current record of shareholders, first class postage prepaid, and, if so given, shall be effective when mailed; or

                           (2) by telegraph, teletype, electronically transmitted facsimile, electronic mail, mail, or private carrier or by personal delivery to the shareholder, and, if so given, shall be effective when actually received by the shareholder.

                  (e) If an annual or special shareholders' meeting is adjourned to a different date, time, or place, notice need not be given of the new date, time, or place if the new date, time, or place is announced at the meeting before adjournment; provided, however, that, if a new record date for the adjourned meeting is fixed pursuant to Article I,
         Section 3(c), notice of the adjourned meeting shall be given to persons who are shareholders as of the new record date.

                  (f) If three successive notices are given by the Corporation, whether with respect to a shareholders' meeting or otherwise, to a shareholder and are returned as undeliverable, no further notices to such shareholder shall be necessary until another address for the shareholder is made known to the Corporation.

         6. QUORUM. Shares entitled to vote as a separate voting group may take action on a matter at a meeting only if a quorum of those shares exists with respect to that matter. One-third of the votes entitled to be cast on the matter by the voting group shall constitute a quorum of that voting group for action on the matter. If a quorum does not exist with respect to any voting group, the president or any shareholder or proxy that is present at the meeting, whether or not a member of that voting group, may adjourn the meeting to a different date, time, or place, and (subject to the next sentence) notice need not be given of the new date, time, or place if the new date, time, or place is announced at the meeting before adjournment. If a new record date for the adjourned meeting is or must be fixed pursuant to Article I, Section 3(c), notice of the adjourned meeting shall be given pursuant to Article I, Section 5 to persons who are shareholders as of the new record date. At any adjourned meeting at which a quorum exists, any matter may be acted upon that could have been acted upon at the meeting originally called; provided, however, that, if new notice is given of the adjourned meeting, then such notice shall state the purpose or purposes of the adjourned meeting sufficiently to permit action on such matters. Once a share is represented for any purpose at a meeting, including the purpose of determining that a quorum exists, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or shall be set for that adjourned meeting.

         7. VOTING ENTITLEMENT OF SHARES. Except as stated in the articles of incorporation, each outstanding share, regardless of class, is entitled to one vote, and each fractional share is entitled to a corresponding fractional vote, on each matter voted on at a shareholders' meeting.

         8. PROXIES; ACCEPTANCE OF VOTES AND CONSENTS.

                  (a)  A shareholder may vote either in person or by proxy.

                  (b) An appointment of a proxy is not effective against the Corporation until the appointment is received by the Corporation. An appointment is valid for eleven months unless a different period is expressly provided in the appointment form.

                  (c) The Corporation may accept or reject any appointment of a proxy, revocation of appointment of a proxy, vote, consent, waiver, or other writing purportedly signed by or for a shareholder, if such acceptance or rejection is in accordance with the provisions of the Delaware General Corporation Law.

         9. WAIVER OF NOTICE.

                  (a) A shareholder may waive any notice required by the Delaware General Corporation Law, the articles of incorporation or these bylaws, whether before or after the date or time stated in the notice as the date or time when any action will occur or has occurred. The waiver shall be in writing, be signed by the shareholder entitled to the notice, and be delivered to the Corporation for inclusion in the minutes or filing with the corporate records, but such delivery and filing shall not be conditions of the effectiveness of the waiver.

                  (b) A shareholder's attendance at a meeting waives objection to lack of notice or defective notice of the meeting, unless the shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting because of lack of notice or defective notice, and waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the shareholder objects to considering the matter when it is presented.

         10. ACTION BY SHAREHOLDERS WITHOUT A MEETING. Whenever the vote of stockholders at a meeting thereof is required or permitted to be taken in connection with corporate action, by any provisions of the Delaware General Corporation Law or the Certificate of Incorporation, the meeting and vote of stockholders may be dispensed with, if a majority of the stockholders who would have been entitled to vote upon the action if such meeting were held, shall consent in writing to such corporate action being taken, as allowed. Action taken pursuant to this section shall be effective when the Corporation has received writings that describe and consent to the action, signed by a majority of the shareholders entitled to vote thereon. Action taken pursuant to this section shall be effective as of the date the last writing necessary to effect the action is received by the Corporation, unless all of the writings necessary to effect the action specify another date, which may be before or after the date the writings are received by the Corporation. Such action shall have the same effect as action taken at a meeting of shareholders and may be described as such in any document. Any shareholder who has signed a writing describing and consenting to action taken pursuant to this section may revoke such consent by a writing signed by the shareholder describing the action and stating that the shareholder's prior consent thereto is revoked, if such writing is received by the Corporation before the effectiveness of the action.

         11. MEETINGS BY TELECOMMUNICATIONS. To the extent provided by resolution of the Board of Directors or in the notice of the meeting, any or all of the shareholders may participate in an annual or special shareholders' meeting by, or the meeting may be conducted through the use of, any means of communication by which all persons participating in the meeting may hear each other during the meeting. A shareholder participating in a meeting by this means is deemed to be present in person at the meeting.

                                   Article II
                                    DIRECTORS

         1. AUTHORITY OF THE BOARD OF DIRECTORS. The corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of, a board of directors.

         2. NUMBER. Subject to the provisions of the Articles of Incorporation, the number of directors shall be fixed by resolution of the board of directors from time to time and may be increased or decreased by resolution adopted by the board of directors from time to time, but no decrease in the number of directors shall have the effect of shortening the term of any incumbent director. The number of directors shall be no less than three directors in order to carry out any business other than appointment of a replacement director to fill a vacancy on the Board.

         3. QUALIFICATION. Directors shall be natural persons at least eighteen years old but need not be residents of the State of Delaware or shareholders of the Corporation.

         4. ELECTION. The board of directors shall be elected at the annual meet -ing of the shareholders or at a special meeting called for that purpose.

         5. TERM. Each director shall be elected to hold office until the next annual meeting of shareholders and until the director's successor is elected and qualified unless the directors are appointed to staggered terms as provided in the Articles of Incorporation. In such case, the terms of the directors shall expire as set forth in the Articles of Incorporation

         6. RESIGNATION. A director may resign at any time by giving written notice of his or her resignation to any other director or (if the director is not also the secretary) to the secretary. The resignation shall be effective when it is received by the other director or secretary, as the case may be, unless the notice of resignation specifies a later effective date. Acceptance of such resignation shall not be necessary to make it effective unless the notice so provides.

         7. REMOVAL. Any director may be removed by the shareholders of the voting group that elected the director, with or without cause, at a meeting called, Notice of which includesthat purpose. The notice of the meeting shall state that the purpose, or one of the purposes, of the meeting is removal of the director. A director may be removed only if the number of votes cast in favor of removal exceeds the number of votes cast against removal.

         8. VACANCIES.

                  (a) If a vacancy occurs on the board of directors, including a vacancy resulting from an increase in the number of directors:

                           (1) The shareholders may fill the vacancy at the next annual meeting or at a special meeting called for that purpose; or

                           (2)  The board of directors may fill the vacancy; or

                           (3) If the directors  remaining in office  constitute
                  fewer than a quorum of the board, they may fill the vacancy by the affirmative vote of a majority of all the directors remaining in office.

                  (b) Notwithstanding Article II, Section 8(a), if the vacant office was held by a director elected by a voting group of shareholders, then, if one or more of the remaining directors were elected by the same voting group, only such directors are entitled to vote to fill the vacancy if it is filled by directors, and they may do so by the affirmative vote of a majority of such directors remaining in office; and only the holders of shares of that voting group are entitled to vote to fill the vacancy if it is filled by the shareholders.

                  (c) A vacancy that will occur at a specific later date, by reason of a resignation that will become effective at a later date under Article II, Section 6 or otherwise, may be filled before the vacancy occurs, but the new director may not take office until the vacancy occurs.

         9. MEETINGS. The board of directors may hold regular or special meetings in or out of Delaware. A regular meeting shall be held in the principal office of the Corporation or at such other place, on such date or dates, and at such time as may be established by resolution of the board of directors. If the board shall establish a date and time for a regular meeting of the board, such meeting may be held without notice of the date, time, place, or purpose of the meeting The board of directors may, by resolution, establish other dates, times and places for additional regular meetings, which may thereafter be held without further notice. Special meetings may be called by the president or by any two directors and shall be held at the principal office of the Corporation unless another place is consented to by every director. At any time when the board consists of a single director, that director may act at any time, date, or place without notice.

         10. NOTICE OF SPECIAL MEETING. Notice of a special meeting shall be given to every director at least twenty four hours before the time of the meeting, stating the date, time, and place of the meeting. The notice need not describe the purpose of the meeting. Notice may be given orally to the director, personally or by telephone or other wire or wireless communication. Notice may also be given in writing by telegraph, teletype, electronically transmitted facsimile, electronic mail, mail, or private carrier. Notice shall be effective at the earliest of the time it is received; five days after it is deposited in the United States mail, properly addressed to the last address for the director shown on the records of the Corporation, first class postage prepaid; or the date shown on the return receipt if mailed by registered or certified mail, return receipt requested, postage prepaid, in the United States mail and if the return receipt is signed by the director to which the notice is addressed.

         11. QUORUM. Except as provided in Article II, Section 8, a majority of the number of directors fixed in accordance with these Bylaws shall constitute a quorum for the transaction of business at all meetings of the board of directors. The act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the board of directors, except as otherwise specifically required by law.

         12. WAIVER OF NOTICE.

                  (a) A director may waive any notice of a meeting before or after the time and date of the meeting stated in the notice. Except as provided by Article II, Section 12(b), the waiver shall be in writing and shall be signed by the director. Such waiver shall be delivered to the secretary for filing with the corporate records, but such delivery and filing shall not be conditions of the effectiveness of the waiver.

                  (b) A director's attendance at or participation in a meeting waives any required notice to him or her of the meeting unless, at the beginning of the meeting or promptly upon his or her later arrival, the director objects to holding the meeting or transacting business at the meeting because of lack of notice or defective notice and does not thereafter vote for or assent to action taken at the meeting.

         13. ATTENDANCE BY TELEPHONE. One or more directors may participate in a regular or special meeting by, or conduct the meeting through the use of, any means of communication by which all directors participating may hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at the meeting.

         14. DEEMED ASSENT TO ACTION. A director who is present at a meeting of the board of directors when corporate action is taken shall be deemed to have assented to all action taken at the meeting unless:

                  (1) The director objects at the beginning of the meeting, or promptly upon his or her arrival, to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to any action taken at the meeting;

                  (2) The director contemporaneously requests that his or her dissent or abstention as to any specific action taken be entered in the minutes of the meeting; or

                  (3) The director causes written notice of his or her dissent or abstention as to any specific action to be received by the presiding officer of the meeting before adjournment of the meeting or by the secretary (or, if the director is the secretary, by another director) promptly after adjournment of the meeting. The right of dissent or abstention pursuant to this Article II, Section 14 as to a specific action is not available to a director who votes in favor of the action taken.

         15. ACTION BY DIRECTORS WITHOUT A MEETING. Any action required or permitted by law to be taken at a board of directors' meeting may be taken without a meeting if all members of the board consent to such action in writing. Action shall be deemed to have been so taken by the board at the time the last director signs a written consent the action taken, unless, before such time, any director has revoked his or her consent by a written notice of revocation by the director and received by the secretary or any other person authorized by the bylaws or the board of directors to receive such a revocation. Such action shall be effective at the time and date it is so taken unless the directors establish a different effective time or date. Such action has the same effect as action taken at a meeting of directors and may be described as such in any document.

         16. NOMINATIONS OF DIRECTORS.

                  (a) The Board of Directors may nominate persons to stand for election to the board of directors at any time prior to a meeting of shareholders at which directors are to be elected.

                  (b) Any shareholder may nominate a person to stand for election to the Board of Directors provided such shareholder provides written notification of the intention to nominate such persons at the next shareholder meeting not less than 90 days in advance of such meeting, and provided further such notice is accompanied by information regarding the proposed nominee meeting the requirements of part III of SEC Regulation SB or Regulation SK and information regarding all direct and indirect business or personal relationships between the shareholder and the proposed nominee.

                                   Article III
                      COMMITTEES OF THE BOARD OF DIRECTORS

         1. COMMITTEES OF THE BOARD OF DIRECTORS.

                  (a) Subject to the provisions of the Delaware General Corporation Law, the board of directors may create one or more committees and appoint one or more members of the board of directors to serve on them. The creation of a committee and appointment of members to it shall require the approval of a majority of all the directors in office when the action is taken, whether or not those directors constitute a quorum of the board.

                  (b) The provisions of these bylaws governing meetings, action without meeting, notice, waiver of notice, and quorum and voting requirements of the board of directors apply to committees and their members as well.

                  (c) To the extent specified by resolution adopted from time to time by a majority of all the directors in office when the resolution is adopted, whether or not those directors constitute a quorum of the board, each committee shall exercise the authority of the board of directors with respect to the corporate powers and the management of the business and affairs of the Corporation; except that a committee shall not:

                           (1)  Authorize distributions;

                           (2) Approve or propose to shareholders action that the Delaware General Corporation Law requires to be approved by shareholders;

                           (3) Fill vacancies on the board of directors or on any of its committees;

                           (4) Amend the articles of incorporation pursuant to the Delaware General Corporation Law;

                           (5)  Adopt, amend, or repeal bylaws;

                           (6) Approve a plan of merger not requiring sharehold-
                  -er approval;

                           (7) Authorize  or  approve  reacquisition of  shares,
                  except according to a formula or method prescribed by the board of directors; or

                           (8) Authorize or approve the issuance or sale of shares, or a contract for the sale of shares, or determine the designation and relative rights, preferences, and limitations of a class or series of shares; except that the board of directors may authorize a committee or an officer to do so within limits specifically prescribed by the board of directors.

                  (d) The creation of, delegation of authority to, or action by, a committee does not alone constitute compliance by a director with applicable standards of conduct.

                                   Article IV
                                    OFFICERS

         1. GENERAL.

                  (a) The Corporation shall have as officers a president and a secretary, each of whom who shall be appointed by the board of directors. The board of directors may appoint as additional officers a chairman and other officers of the board.

                  (b) The board of directors, the president, and such other subordinate officers as the board of directors may authorize from time to time, acting singly, may appoint as additional officers one or more vice presidents, assistant secretaries, assistant treasurers, and such other subordinate officers as the board of directors, the president, or such other appointing officers deem necessary or appropriate.

                  (c) The officers of the Corporation shall hold their offices for such terms and shall exercise such authority and perform such duties as shall be determined from time to time by these Bylaws, the board of directors, or (with respect to officers whom are appointed by the president or other appointing officers) the persons appointing them; provided, however, that the board of directors may change the term of offices and the authority of any officer appointed by the president or other appointing officers.

                  (d) Any two or more offices may be held by the same person. The officers of the Corporation shall be natural persons at least eighteen years old.

         2. TERM. Each officer shall hold office from the time of appointment until the time of removal or resignation pursuant to Article IV, Section 3 or until the officer's death.

         3. REMOVAL AND RESIGNATION. Any officer appointed by the board of directors may be removed at any time by the board of directors. Any officer appointed by the president or other appointing officer may be removed at any time by the board of directors or by the person appointing the officer. Any officer may resign at any time by giving written notice of resignation to any director (or to any director other than the resigning officer if the officer is also a director), to the president, to the secretary, or to the officer who appointed the officer. Acceptance of such resignation shall not be necessary to make it effective, unless the notice so provides.

         4. PRESIDENT. The president shall preside at all meetings of shareholders, and shall also preside at all meetings of the board of directors unless the board of directors has appointed a chairman, vice chairman, or other officer of the board and has authorized such person to preside at meetings of the board of directors instead of the president. Subject to the direction and control of the board of directors, the president of the Corporation shall have general and active management of the business of the Corporation and shall see that all orders and resolutions of the board of directors are carried into effect. The president may negotiate, enter into, and execute contracts, deeds, and other instruments on behalf of the Corporation as are necessary and appropriate to the conduct to the business and affairs of the Corporation or as are approved by the board of directors. The president shall have such additional authority and duties as are appropriate and customary for the office of president, except as the same may be expanded or limited by the board of directors from time to time.

         5. VICE PRESIDENT. The vice president, if any, or, if there are more than one, the vice presidents in the order determined by the board of directors or the president (or, if no such determination is made, in the order of their appointment), shall be the officer or officers next in seniority after the president. Each vice president shall have such authority and duties as are prescribed by the board of directors or president. Upon the death, absence, or disability of the president, the vice president, if any, or, if there are more than one, the vice presidents in the order determined by the board of directors or the president, shall have the authority and duties of the president.

         6. SECRETARY. The secretary shall be responsible for the preparation and maintenance of minutes of the meetings of the board of directors and of the shareholders and of the other records and information required to be kept by the Corporation under the Delaware General Corporation Law and for authenticating records of the corporation. The secretary shall also give, or cause to be given, notice of all meetings of the shareholders and special meetings of the board of directors, keep the minutes of such meetings, have charge of the corporate seal, if any, and have authority to affix the corporate seal to any instrument requiring it (and, when so affixed, it may be attested by the secretary's signature), be responsible for the maintenance of all other corporate records and files and for the preparation and filing of reports to governmental agencies (other than tax returns), and have such other authority and duties as are appropriate and customary for the office of secretary, except as the same may be expanded or limited by the board of directors from time to time.

         7. ASSISTANT SECRETARY. The assistant secretary, if any, or, if there are more than one, the assistant secretaries in the order determined by the board of directors or the secretary (or, if no such determination is made, in the order of their appointment) shall, under the supervision of the secretary, perform such duties and have such authority as may be prescribed from time to time by the board of directors or the secretary. Upon the death, absence, or disability of the secretary, the assistant secretary, if any, or, if there are more than one, the assistant secretaries in the order designated by the board of directors or the secretary (or, if no such determination is made, in the order of their appointment), shall have the authority and duties of the secretary.

         8. TREASURER. The treasurer, if any, shall have control of the funds and the care and custody of all stocks, bonds, and other securities owned by the Corporation, and shall be responsible for the preparation and filing of tax returns. The treasurer shall receive all moneys paid to the Corporation and, subject to any limits imposed by the board of directors, shall have authority to give receipts and vouchers, to sign and endorse checks and warrants in the Corporation's name and on the Corporation's behalf, and give full discharge for the same. The treasurer shall also have charge of disbursement of funds of the Corporation, shall keep full and accurate records of the receipts and disbursements, and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as shall be designated by the board of directors. The treasurer shall have such additional authority and duties as are appropriate and customary for the office of treasurer, except as the same may be expanded or limited by the board of directors from time to time.

         9. COMPENSATION. Officers shall receive such compensation for their services as may be authorized or ratified by the board of directors. Election or appointment of an officer shall not of itself create a contractual right to compensation for services performed as such officer.

                                    Article V
                                 INDEMNIFICATION

         1. DEFINITIONS. As used in this article:

                  (a) "Corporation" includes any domestic or foreign entity that is a predecessor of the Corporation by reason of a merger or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

                  (b) "Director" means an individual who is or was a director of the Corporation or an individual who, while a director of the Corporation, is or was serving at the Corporation's request as a director, officer, partner, trustee, employee, fiduciary, or agent of another domestic or foreign corporation or other person or of an employee benefit plan. A director is considered to be serving an employee benefit plan at the Corporation's request if his or her duties to the Corporation also impose duties on, or otherwise involve services by, the director to the plan or to participants in or beneficiaries of the plan. "Director" includes, unless the context requires otherwise, the estate or personal representative of a director.

                  (c)  "Expenses" includes counsel fees.

                  (d) "Liability" means the obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty, fine, including an excise tax assessed with respect to an employee benefit plan, or reasonable expenses.

                  (e) "Official capacity" means, when used with respect to a director, the office of director in the Corporation and, when used with respect to a person other than a director as contemplated in Article V,
         Section 2(a), the office in the Corporation held by the officer or the employment, fiduciary, or agency relationship undertaken by the employee, fiduciary, or agent on behalf of the Corporation. "Official capacity" does not include service for any other domestic or foreign corporation or other person or employee benefit plan.

                  (f) "Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

                  (g) "Proceeding" means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal.

         2. AUTHORITY TO INDEMNIFY DIRECTORS.

                  (a) Except as provided in Article V, Section 2(d), the Corporation may indemnify a person made a party to a proceeding because the person is or was a director against liability incurred in the proceeding if:

                           (1) The person conducted himself or herself in good faith; and

                           (2)  The person reasonably believed:

                                    (A) In the case of  conduct  in an  official
                           capacity with the Corporation, that his or her conduct was in the Corporation's best interests; and

                                    (B)  In all other  cases,  that  his  or her
                           conduct was at least not opposed to the Corporation's best interests; and

                           (3) In the case of any criminal proceeding, the person had no reasonable cause to believe his or her conduct was unlawful.

                  (b) A director's  conduct with respect to an employee  benefit plan for a purpose the director reasonably believed to be in the interests of the participants in or beneficiaries of the plan is conduct that satisfies the requirement of Article V, Section
         2(a)(2)(B). A director's conduct with respect to an employee benefit plan for a purpose that the director did not reasonably believe to be in the interests of the participants in or beneficiaries of the plan shall be deemed not to satisfy the requirements of Article V, Section 2(a)(1).

                  (c) The termination of a proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent is not, of itself, determinative that the director did not meet the standard of conduct described in this Article V, Section 2.

                  (d) The  Corporation  may not indemnify a director  under this
         Article V, Section 2:

                           (1) In connection with a proceeding by or in the right of the Corporation in which the director was adjudged liable to the Corporation; or

                           (2) In connection with any other proceeding  charging
                  that the director derived an improper personal benefit, whether or not involving action in an official capacity, in which proceeding the director was adjudged liable on the basis that he or she derived an improper personal benefit.

                  (e) Indemnification permitted under this Article V, Section 2 in connection with a proceeding by or in the right of the Corporation is limited to reasonable expenses incurred in connection with the proceeding.

         3. MANDATORY INDEMNIFICATION OF DIRECTORS. The Corporation shall indemnify a person who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which the person was a party because the person is or was a director, against reasonable expenses incurred by him or her in connection with the proceeding.

         4. ADVANCE OF EXPENSES TO DIRECTORS.

                  (a) The Corporation may pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding in advance of final disposition of the proceeding if:

                           (1) The director furnishes to the Corporation a written affirmation of the director's good faith belief that he or she has met the standard of conduct described in Article V, Section 2.

                           (2) The director furnishes to the Corporation a written undertaking, executed personally or on the director's behalf, to repay the advance if it is ultimately determined that he or she did not meet the standard of conduct; and

                  (3) A determination is made that the facts then known to those making the determination would not preclude indemnification under this article.

                           (b) The  undertaking  required by Article V,  Section
                  4(a)(2) shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make repayment.

                           (c) Determinations and authorizations of payments under this Article V, Section 4 shall be made in the manner specified in Article V, Section 6.

         5. COURT-ORDERED INDEMNIFICATION OF DIRECTORS. A director who is or was a party to a proceeding may apply for indemnification to the court conducting the proceeding or to another court of competent jurisdiction. On receipt of an application, the court, after giving any notice the court considers necessary, may order indemnification in the following manner:

                  (1) If it determines that the director is entitled to mandatory indemnification under Article V, Section 3, the court shall order indemnification, in which case the court shall also order the Corporation to pay the director's reasonable expenses incurred to obtain court-ordered indemnification.

                  (2) If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director met the standard of conduct set forth in Article V, Section 2(a) or was adjudged liable in the circumstances described in Article V, Section 2(d), the court may order such indemnification as the court deems proper; except that the indemnification with respect to any proceeding in which liability shall have been adjudged in the circumstances described in Article V, Section 2(d) is limited to reasonable expenses incurred in connection with the proceeding and reasonable expenses incurred to obtain court-ordered indemnification.

         6. DETERMINATION AND AUTHORIZATION OF INDEMNIFICATION OF DIRECTORS.

                  (a) The Corporation may not indemnify a director under Article V, Section 2 unless authorized in the specific case after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in Article V, Section 2. The Corporation shall not advance expenses to a director under Article V, Section 4 unless authorized in the specific case after the written affirmation and undertaking required by Article V, Section 4(a)(1) and 4(a)(2) are received and the determination required by Article V, Section 4(a)(3) has been made.

                  (b) The determinations required by Article V, Section 6(a) shall be made:

                           (1) By the board of directors  by a majority  vote of
                  those present at a meeting at which a quorum is present, and only those directors not parties to the proceeding shall be counted in satisfying the quorum; or

                           (2) If a quorum  cannot be  obtained,  by a  majority
                  vote of a committee of the board of directors designated by the board of directors, which committee shall consist of two or more directors not parties to the proceeding; except that directors who are parties to the proceeding may participate in the designation of directors for the committee.

                  (c) If a quorum cannot be obtained as contemplated in Article V, Section 6(b)(1), and a committee cannot be established under Article V, Section 6(b)(2) if a quorum is obtained or a committee is designated, if a majority of the directors constituting such quorum or such committee so directs, the determination required to be made by
         Article V, Section 6(a) shall be made:

                           (1) By independent  legal counsel  selected by a vote
                  of the board of directors or the committee in the manner specified in Article V, Section 6(b)(1) or 6(b)(2), or, if a quorum of the full board cannot be obtained and a committee cannot be established, by independent legal counsel selected by a majority vote of the full board of directors; or

                           (2) By the shareholders.

                  (d) Authorization of indemnification and advance of expenses shall be made in the same manner as the determination that indemnification or advance of expenses is permissible; except that, if the determination that indemnification or advance of expenses is permissible is made by independent legal counsel, authorization of indemnification and advance of expenses shall be made by the body that selected such counsel.

         7. INDEMNIFICATION OF OFFICERS, EMPLOYEES, FIDUCIARIES, AND AGENTS.

                  (a) An officer is entitled to mandatory  indemnification under
         Article V, Section 3 and is entitled to apply for court-ordered indemnification under Article V, Section 5, in each case to the same extent as a director;

                  (b) The Corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent of the Corporation to the same extent as to a director; and

                  (c) The Corporation may also indemnify and advance expenses to an officer, employee, fiduciary, or agent who is not a director to a greater extent than is provided in these bylaws, if not inconsistent with public policy, and if provided for by general or specific action of its board of directors or shareholders or by contract.

         8. INSURANCE. The Corporation may purchase and maintain insurance on behalf of a person who is or was a director, officer, employee, fiduciary, or agent of the Corporation, or who, while a director, officer, employee, fiduciary, or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, fiduciary, or agent of another domestic or foreign corporation or other person or of an employee benefit plan, against liability asserted against or incurred by the person in that capacity or arising from his or her status as a director, officer, employee, fiduciary, or agent, whether or not the Corporation would have power to indemnify the person against the same liability under Article V, Sections 2, 3, or 7. Any such insurance may be procured from any insurance company designated by the board of directors, whether such insurance company is formed under the laws of this state or any other jurisdiction of the United States or elsewhere, including any insurance company in which the Corporation has an equity or any other interest through stock ownership or otherwise.

         9. NOTICE TO SHAREHOLDERS OF INDEMNIFICATION OF DIRECTOR. If the Corporation indemnifies or advances expenses to a director under this article in connection with a proceeding by or in the right of the Corporation, the Corporation shall give written notice of the indemnification or advance to the shareholders with or before the notice of the next shareholders' meeting. If the next shareholder action is taken without a meeting at the instigation of the board of directors, such notice shall be given to the shareholders at or before the time the first shareholder signs a writing consenting to such action.


                                   Article VI
                                     SHARES

         1. CERTIFICATES. Certificates representing shares of the capital stock of the Corporation shall be in such form as is approved by the board of directors and shall be signed by the chairman or vice chairman of the board of directors (if any), or the president and by the secretary or an assistant secretary or the treasurer or an assistant treasurer. All certificates shall be consecutively numbered, and the names of the owners, the number of shares, and the date of issue shall be entered on the books of the Corporation. Each certificate representing shares shall state upon its face

                  (a) That the Corporation is organized under the laws of the State of Delaware;

                  (b) The name of the person to whom issued;

                  (c) The number and class of the shares and the designation of the series, if any, that the certificate represents;

                  (d) The par value, if any, of each share represented by the certificate;

                  (e) Any restrictions imposed by the Corporation upon the transfer of the shares represented by the certificate; and

                  (f) Other matters required to be stated on the certificates by the Delaware General Corporation Law, s. 7-106-206 and other applicable sections.

         2. FACSIMILE SIGNATURES. Where a certificate is signed

                  (a) By a transfer agent other than the Corporation or its employee, or

                  (b) By a registrar other than the Corporation or its employee, any or all of the officers' signatures on the certificate required by
         Article VI, Section 1 may be facsimile. If any officer, transfer agent or registrar who has signed, or whose facsimile signature or signatures have been placed upon, any certificate, shall cease to be such officer, transfer agent, or registrar, whether because of death, resignation, or otherwise, before the certificate is issued by the Corporation, it may nevertheless be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

         3. TRANSFERS OF SHARES. Transfers of shares shall be made on the books of the Corporation only upon presentation of the certificate or certificates representing such shares properly endorsed by the person or persons appearing upon the face of such certificate to be the owner, or accompanied by a proper transfer or assignment separate from the certificate, except as may otherwise be expressly provided by the statutes of the State of Delaware or by order of a court of competent jurisdiction. The officers or transfer agents of the Corporation may, in their discretion, require a signature guaranty before making any transfer. The Corporation shall be entitled to treat the person in whose name any shares are registered on its books as the owner of those shares for all purposes and shall not be bound to recognize any equitable or other claim or interest in the shares on the part of any other person, whether or not the Corporation shall have notice of such claim or interest.

         4. SHARES HELD FOR ACCOUNT OF ANOTHER. The board of directors may adopt by resolution a procedure whereby a shareholder of the Corporation may certify in writing to the Corporation that all or a portion of the shares registered in the name of such shareholder are held for the account of a specified person or persons. The resolution shall set forth

                  (a) The classification of shareholders who may certify;

                  (b) The purpose or purposes for which the certification may be made;

                  (c) The form of certification and information to be contained herein;

                  (d) If the certification is with respect to a record date or closing of the stock transfer books, the time after the record date or the closing of the stock transfer books within which the certification must be received by the Corporation; and

                  (e) Such other provisions with respect to the procedure as are deemed necessary or desirable. Upon receipt by the Corporation of a certification complying with the procedure, the persons specified in the certification shall be deemed, for the purpose or purposes set forth in the certification, to be the holders of record of the number of shares specified in place of the shareholder making the certification.

                                   Article VII
                                  MISCELLANEOUS

         1. CORPORATE SEAL. The board of directors may adopt a seal, circular in form and bearing the name of the Corporation and the words "SEAL" and "DELAWARE," which, when adopted, shall constitute the seal of the Corporation. The seal may be used by causing it or a facsimile of it to be impressed, affixed, manually reproduced, or rubber stamped with indelible ink. Even if the Corporation has adopted a corporate seal, properly authorized actions of the Corporation are effective whether or not any writing evidencing such action is sealed.

         2. FISCAL YEAR. The board of directors may, by resolution, adopt a fiscal year for the Corporation.

         3. RECEIPT OF NOTICES BY THE CORPORATION. Notices, shareholder writings consenting to action, and other documents or writings shall be deemed to have been received by the Corporation when they are received

                  (a) At the registered office of the Corporation in the State of Delaware;

                  (b) At the principal office of the Corporation (as that office is designated in the most recent document filed by the Corporation with the Secretary of State for the State of Delaware designating a principal office) addressed to the attention of the secretary of the Corporation;

                  (c) By the secretary of the corporation wherever the secretary may be found; or

                  (d) By any other person authorized from time to time by the board of directors, the president, or the secretary to receive such writings, wherever such person is found.

         4. FACSIMILE SIGNATURE. Where, under these Bylaws or under the Delaware General Corporation Law, as amended, a signature of a director, officer or shareholder of the Corporation is required, such signature may be presented either in original form or by a facsimile copy thereof, to the extent permitted by law.

         5. AMENDMENT OF BYLAWS. These Bylaws may at any time and from time to time be amended, supplemented, or repealed by the board of directors.

Duly Adopted December 31, 2010


By: /s/ David J Cutler
    ------------------------------
    President & Director

                                                                    Exhibit 31.1
                        CERTIFICATION OF PERIODIC REPORT


I, David J. Cutler, certify that:

1. I have reviewed this annual report on Form 10-K of Golden Dragon Holding Co.

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the Company as of, and for, the periods presented in this report;

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f) for the Company and have:

         a. Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

         b. Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

         c. Evaluated the effectiveness of the Company's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

         d. Disclosed in this report any change in the Company's internal control over financial reporting that occurred during the Company's most recent fiscal quarter (the Company's 4th quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting.

5. I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Company's auditors and the audit committee of the Company's board of directors (or persons performing the equivalent functions):

         a. All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information; and

         b. Any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting.


Date: February 5, 2014

                               /s/ David J. Cutler
                               -------------------------------------------
                               David J. Cutler, Chief Executive Officer and
                                       Chief Financial Officer
                               (Principal Executive & Accounting Officer)

                                                                   Exhibit 32.1
                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-K of Golden Dragon Holding Co. for the year ended December 31, 2013, I, David J. Cutler, Principal Executive and Accounting Officer of Golden Dragon Holding Co., hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that: a) such Annual Report on Form 10-K of Golden Dragon Holding Co for the year ended December 31, 2013, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and b) the information contained in such Annual Report on Form 10-K of Golden Dragon Holding Co for the year ended December 31, 2013, fairly presents, in all material respects, the financial condition and results of operations of Golden Dragon Holding Co.

Date: February 5, 2014

                                   /s/ David J. Cutler
                                   -----------------------------------------
                                   David J. Cutler, Chief Executive Officer
                                     and Chief Financial Officer
                                   (Principal Executive and Accounting Officer)

This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.